As filed with the Securities and Exchange Commission on November 30, 2004
                Securities Act of 1933 Registration No. 333-00641
            Investment Company Act of 1940 Registration No. 811-07527
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 35 |X|
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 36 |X|

                        (Check appropriate box or boxes)
                          ----------------------------

                                  Turner Funds
               (Exact Name of Registrant as Specified in Charter)

                          c/o The CT Corporation System
                               101 Federal Street
                                Boston, MA 02110
                    (Address of Principal Executive Offices)

                                  610-251-0268
              (Registrant's Telephone Number, including Area Code)
                          ----------------------------

             Name and Address of Agent for Service: with a copy to:

Michael P. Malloy                              Brian F. McNally
Drinker Biddle & Reath LLP                     Turner Investment Partners, Inc.
18th and Cherry Streets                        1205 Westlakes Dr., Suite 100
Philadelphia, PA                               Berwyn, PA 19312-2414

It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)
         [ ] on (date) pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [X] on January 31, 2005 pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:  units of beneficial interest.

TURNER FUNDS

                                                                PROSPECTUS
                                                                JANUARY __, 2005





GROWTH FUNDS                                   SECTOR/SPECIALTY FUNDS
------------                                   ----------------------
Turner Large Cap Growth Fund                   Turner Technology Fund
Turner Strategic Growth Fund                   Turner Concentrated Growth Fund
Turner Midcap Growth Fund                      Turner New Enterprise Fund
Turner Small Cap Growth Fund
Turner Micro Cap Growth Fund



CORE FUNDS
----------
Turner Small Cap Equity Fund











                              INVESTMENT ADVISERS:
                        Turner Investment Partners, Inc.

                        Turner Investment Management, LLC
                          (Small Cap Equity Fund only)

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

ABOUT THIS
PROSPECTUS

Turner Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (the "Funds"). The Funds have individual investment goals and strategies. This Prospectus gives you important information about the Class I and Class II Shares of the Turner Funds that you should know before investing. Please read this Prospectus and keep it for future reference.

This Prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each Fund. For more detailed information about the Funds, please see:



2      Turner Large Cap Growth Fund

5      Turner Strategic Growth Fund

9      Turner Midcap Growth Fund

12     Turner Small Cap Growth Fund

15     Turner Micro Cap Growth Fund

18     Turner Small Cap Equity Fund

21     Turner Technology Fund

24     Turner Concentrated Growth Fund

27     Turner New Enterprise Fund

30     Investments and Portfolio Management

34     Purchasing, Selling and Exchanging Turner Funds

43     Dividends, Distributions and Taxes

44     Financial Highlights

To obtain more information about Turner Funds, please refer to the back cover of this Prospectus.

                                  INTRODUCTION

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. Generally, a mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Turner Investment Management, LLC ("TIM") serves as the investment adviser for the Small Cap Equity Fund, and Turner Investment Partners, Inc. ("Turner") serves as the investment adviser for each other Fund. Each of TIM and Turner (each an "Adviser" and together, the "Advisers") invests Fund assets in a way that it believes will help the Funds achieve their objective. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Advisers' judgment about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an adviser does, you could lose money on your investment in the Funds. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. Some Funds are more exposed to a single segment or sector of the economy than others and the amount of exposure that a given Fund has to a specific segment or sector may have a large impact on its performance. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings across issuers, industries or sectors.

INITIAL PUBLIC OFFERINGS

Certain of the Funds have participated in the past and expect to participate in the future in initial public offerings ("IPOs"). Some successful IPOs have had a significant impact on the Funds' performance, especially on those Funds that have lower asset levels. There is no guarantee that there will be successful IPOs in the future, or that the Funds will continue to have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

TURNER LARGE CAP GROWTH FUND (formerly Turner Disciplined Large Cap Growth Fund)

FUND SUMMARY

TICKER SYMBOL -- TSGEX
--------------------------------------------------------------------------------
CUSIP -- 87252R839
--------------------------------------------------------------------------------
FUND NUMBER -- 1245
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Very large capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify very large capitalization U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------


PRINCIPAL STRATEGY
The Turner Large Cap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Top 200 Growth Index (the "Growth Index"), the Fund's current benchmark. The Fund may also purchase securities of smaller companies that offer growth potential. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund will invest in securities of companies that are diversified across economic sectors and will attempt to maintain sector concentrations that approximate those of the Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

In addition, because it focuses only on U.S. growth companies, the Fund generally will hold fewer stocks in larger percentage amounts than funds that are more broadly diversified and with a different focus. By investing in different sectors and capitalization ranges, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector or capitalization range is out of favor, the other ranges will offer a counterbalancing influence.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception. 1

                                   [BAR CHART]

                               2001         -23.49%
                               2002         -31.61%
                               2003          35.34%
                               2004          _____%

1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 14, 2000.

                    BEST QUARTER                  WORST QUARTER
                          %                             %
                    (--------)                    (--------)

This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the Russell Top 200 Growth Index and the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                           1 YEAR   SINCE INCEPTION
                                                                        (6/14/00)
Turner Large Cap Growth Fund - Class I Shares
  Before taxes on distributions                                %             %
  After taxes on distributions                                 %             %
  After taxes on distributions and sale of shares              %             %
Russell Top 200 Growth Index 1                                 %             %
Russell 1000 Growth Index 2                                    %             %

1  THE RUSSELL TOP 200 GROWTH INDEX IS A WIDELY-RECOGNIZED,
   CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 200 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

2 THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

3  THE CALCULATION DATE FOR THE INDICES IS JUNE 30, 2000.


WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                CLASS I SHARES
    Investment Advisory Fees                                        0.60%
    Distribution (12b-1) Fees                                       None
    Total Other Expenses                                            0.34%
                                                                    -----
    TOTAL ANNUAL FUND OPERATING EXPENSES                            0.94% 1

1 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" FOR CLASS I SHARES FROM EXCEEDING 0.75%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                               1 YEAR       3 YEARS      5 YEARS      10 YEARS
Turner Large Cap Growth Fund - Class I Shares                  $96          $300         $520         $1,155

TURNER STRATEGIC GROWTH FUND

FUND SUMMARY

TICKER SYMBOL -- TLCGX
--------------------------------------------------------------------------------
CUSIP - 900297870
--------------------------------------------------------------------------------
FUND NUMBER - 1314
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Very large capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium to High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify very large capitalization U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
POTENTIAL INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------


PRINCIPAL STRATEGY
The Turner Strategic Growth Fund invests primarily in common stocks and other equity securities of U.S. companies with mid-to large market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed without shareholder approval. Mid- to large capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Growth 1000(R) Growth Index (the "Growth Index"). The Fund may also purchase securities of other mid-to-large capitalization companies that Turner believes offer strong earnings growth potential. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund invests in securities of companies in a variety of economic sectors, and generally will not invest more than 50% of its assets in any one sector of the economy (for example, technology or industrial). It also will not invest more than 25% in any one industry or group of industries. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that its principal market segment, mid-to large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. In addition, Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Because the Fund focuses only on U.S. growth companies, it may hold fewer stocks in larger percentage amounts than funds that invest in a broader range of companies or have a less focused investment approach. The amount of exposure that the Fund has to this specific segment may have a large impact on its performance. By investing in different industry sectors, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector is out of favor, the other sectors will offer a counterbalancing influence.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to the risk that a single adverse economic or regulatory occurrence affecting one or more of these issuers would affect the Fund's performance. The Fund may, therefore, experience increased volatility.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception. 1

                                       [BAR CHART]

                                    1998          45.22%
                                    1999          55.71%
                                    2000         -24.12%
                                    2001         -27.49%
                                    2002         -32.55%
                                    2003          48.27%
                                    2004          _____%

1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. FROM ITS INCEPTION ON JANUARY 31, 1997 UNTIL JUNE 8, 2000, THE FUND OPERATED AS THE TURNER LARGE CAP GROWTH EQUITY FUND, A PORTFOLIO OF THE TIP FUNDS (NOW, THE "TURNER FUNDS") AND ADVISED BY TURNER. ON JUNE 9, 2000, THE TURNER LARGE CAP GROWTH EQUITY FUND BECAME THE MERCURY SELECT GROWTH FUND, WHICH WAS ADVISED BY FUND ASSET MANAGEMENT, L.P., AN AFFILIATE OF MERRILL LYNCH & CO., INC., WHILE TURNER CONTINUED TO PROVIDE DAY-TO-DAY INVESTMENT MANAGEMENT SERVICES TO THE FUND. ON AUGUST 19, 2002, THE MERCURY SELECT GROWTH FUND CONVERTED OVER TO THE TURNER LARGE CAP GROWTH OPPORTUNITIES FUND.

                  BEST QUARTER                       WORST QUARTER
                   %                                    %
                   (--------)                           (--------)

This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the Russell 1000 Growth Index, Russell Top 200 Growth Index and the S&P 500 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                    1 YEAR   5 YEARS   SINCE INCEPTION
                                                          (01/31/97)
Turner Strategic Growth
  Fund- Class I Shares
  Before taxes on distributions         %         %             %
  After taxes on distributions          %         %             %
  After taxes on distributions
   and sale of shares                   %         %             %
-----------------------------------------------------------------------
Russell 1000 Growth Index 1             %         %             % 4
-----------------------------------------------------------------------
Russell Top 200 Growth Index 2          %         %             % 4
-----------------------------------------------------------------------
S&P 500 Index 3                         %         %             % 4
-----------------------------------------------------------------------

1 THE RUSSELL 1000 GROWTH INDEX IS A WIDELY-RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATION HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 1000 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS. THE RUSSELL 1000 GROWTH INDEX REPLACES THE RUSSELL TOP 200 GROWTH INDEX AS ONE OF THE FUND'S BENCHMARKS EFFECTIVE JANUARY 31, 2005. THIS CHANGE IN INDEXES REFLECTS THE FUND'S CHANGE IN INVESTMENT STRATEGY, DIVERSIFYING ITS FOCUS FROM VERY LARGE CAP DOMESTIC STOCKS TO MID- TO LARGE CAP DOMESTIC STOCKS.

2  THE RUSSELL TOP 200 GROWTH INDEX IS A WIDELY-RECOGNIZED,
   CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 200 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

3 THE S&P 500 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF OVER 500 U.S. COMPANIES CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION.

4  THE CALCULATION DATE FOR THE INDICES IS JANUARY 31, 1997.


WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                            CLASS I SHARES

Investment Advisory Fees                         0.75%
Distribution (12b-1) Fees                        None
Total Other Expenses                             1.08%
                                                 ------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.83%
Fee Waivers and Expense Reimbursements           (0.58)%
                                                 ------
NET TOTAL OPERATING EXPENSES                     1.25% 1

1 TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S "NET TOTAL OPERATING EXPENSES" OF THE CLASS I SHARES FROM EXCEEDING 1.25% THROUGH JANUARY 31, 2006. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2006.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                    1 YEAR             3 YEARS        5 YEARS           10 YEARS
Turner Strategic Growth Fund - Class I Shares       $127               $519           $936              $2,100

TURNER MIDCAP GROWTH FUND

FUND SUMMARY

TICKER SYMBOL -- TMGFX - Class I
--------------------------------------------------------------------------------
TICKER SYMBOL -- TMIIX - Class II
--------------------------------------------------------------------------------
CUSIP -- 900297409 - Class I / 900297706 - Class II
--------------------------------------------------------------------------------
FUND NUMBER -- 899 - Class I / 1253 - Class II
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. midcap common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY - High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify medium capitalization U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of growth-oriented equity investing
--------------------------------------------------------------------------------


PRINCIPAL STRATEGY
The Turner Midcap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Midcap Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is subject to the risk that medium capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception. 1


                                        [BAR CHART]

                                    1997          40.56%
                                    1998          26.52%
                                    1999         125.45%
                                    2000          -8.00%
                                    2001         -28.38%
                                    2002         -32.86%
                                    2003          49.56%
                                    2004          _____%

1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S CLASS I SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1996.

                  BEST QUARTER                         WORST QUARTER
                       %                                   %
                   (--------)                            (--------)

This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the Russell Midcap Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                    1 YEAR            5 YEARS            SINCE INCEPTION
   Turner Midcap Growth Fund - Class I Shares
   Before taxes on distributions                         %                 %                  % 1
   After taxes on distributions                          %                 %                  % 1
   After taxes on distributions and sale of shares       %                 %                  % 1
   Turner Midcap Growth Fund - Class II Shares           %                 %                  % 2
   Russell Midcap Growth Index 3                         %                 %                  % 4

1  THE INCEPTION DATE FOR CLASS I SHARES IS OCTOBER 1, 1996.

2 THE INCEPTION DATE FOR CLASS II SHARES IS SEPTEMBER 24, 2001. PERIODS PRIOR TO SEPTEMBER 24, 2001 REPRESENT THE PERFORMANCE OF CLASS I SHARES, ADJUSTED FOR THE DIFFERENCES IN FEES BETWEEN THE CLASSES (SEE "FUND FEES AND EXPENSES").

3 THE RUSSELL MIDCAP GROWTH INDEX IS A CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 800 SMALLEST U.S. COMPANIES OUT OF THE 1,000 LARGEST COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

4  THE CALCULATION DATE FOR THE INDEX IS OCTOBER 31, 1996.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                      CLASS I SHARES            CLASS II SHARES
Investment Advisory Fees                                  0.75%                     0.75%
Distribution (12b-1) Fees                                 None                      0.25%
Total Other Expenses                                      0.41%                     0.66%
                                                          -----                     ------
Shareholder Servicing Fee                      None                      0.25% 1
TOTAL ANNUAL FUND OPERATING EXPENSES                      1.16% 2                   1.66% 2

1 THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.

2 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE ADVISORY FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE CLASS I AND CLASS II SHARES FROM EXCEEDING 1.25% AND 1.75%, RESPECTIVELY. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
Turner Midcap Growth Fund - Class I Shares                 $118          $368         $638           $1,409
Turner Midcap Growth Fund - Class II Shares                $169          $523         $902           $1,965

TURNER SMALL CAP GROWTH FUND (CLOSED TO NEW INVESTORS)

FUND SUMMARY

TICKER SYMBOL - TSCEX
--------------------------------------------------------------------------------
CUSIP - 900297300
--------------------------------------------------------------------------------
FUND NUMBER - 897
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. small cap common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY - High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify small capitalization companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of growth-oriented equity investing with a focus on small capitalization companies
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY
The Turner Small Cap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with small market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Growth Index ("2000 Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the 2000 Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer subject to exceptions for the most heavily weighted securities in the 2000 Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stock prices may be more volatile than those of larger companies.

The Fund is subject to the risk that small capitalization growth stocks may underperform other segments of the equity market, or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception. 1

                                     [BAR CHART]

                                    1995    68.16%
                                    1996    28.85%
                                    1997    14.75%
                                    1998     8.53%
                                    1999    85.04%
                                    2000   -14.38%
                                    2001   -18.84%
                                    2002   -33.03%
                                    2003    59.38%
                                    2004    _____%

1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND
  COMMENCED OPERATIONS ON FEBRUARY 7, 1994.

                             BEST QUARTER                         WORST QUARTER
                                %                                    %
                             (--------)                           (--------)

This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the Russell 2000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                           1 YEAR                5 YEARS              10 YEARS
Turner Small Cap Growth Fund - Class I Shares
  Before taxes on distributions                              %                     %                    %
  After taxes on distributions                               %                     %                    %
  After taxes on distributions
   and sale of shares                                        %                     %                    %
Russell 2000 Growth Index 1                                  %                     %                    %2

1 THE RUSSELL 2000 GROWTH INDEX IS A WIDELY-RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 2,000 SMALLEST U.S. COMPANIES OUT OF THE 3,000 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

2  THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 28, 1994.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                            CLASS I SHARES
Investment Advisory Fees                         1.00%
Distribution (12b-1) Fees                        None
Total Other Expenses                             0.41%
                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSES             1.41% 1

1 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE ADVISORY FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" OF THE CLASS I SHARES FROM EXCEEDING 1.25%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                              1 YEAR      3 YEARS       5 YEARS      10 YEARS
Turner Small Cap Growth Fund - Class I Shares                  $144        $446           $771          $1,691

TURNER MICRO CAP GROWTH FUND (CLOSED TO NEW INVESTORS)

FUND SUMMARY

TICKER SYMBOL - TMCGX
--------------------------------------------------------------------------------
CUSIP - 872524301
--------------------------------------------------------------------------------
FUND NUMBER - 1310
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. micro cap common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY - Attempts to identify micro capitalization companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of growth-oriented equity investing with a focus on micro capitalization companies
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY
The Turner Micro Cap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with very small market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Micro cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the lower end of the Russell 2000 Growth Index (the "2000 Growth Index"), particularly those under $500 million. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund will invest in securities of companies that are diversified across economic sectors and will attempt to maintain sector concentrations that approximate those of the 2000 Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the 2000 Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these very small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.

The Fund is subject to the risk that micro capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception. 1

                                       [BAR CHART]

                                    1999       144.39%
                                    2000        19.35%
                                    2001        18.60%
                                    2002       -20.04%
                                    2003        49.26%
                                    2004       _____%

1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND
  COMMENCED OPERATIONS ON FEBRUARY 27, 1998.

                           BEST QUARTER                      WORST QUARTER
                                 %                              %
                            (--------)                       (--------)

This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the Russell 2000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                              1 YEAR   5 YEARS   SINCE INCEPTION
                                                                     (2/27/98)
Turner Micro Cap Growth Fund - Class I Shares
  Before taxes on distributions                    %        %            %
  After taxes on distributions                     %        %            %
  After taxes on distributions
   and sale of shares                              %        %            %
Russell 2000 Growth Index 1                        %        %            % 2

1 THE RUSSELL 2000 GROWTH INDEX IS A WIDELY-RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 2,000 SMALLEST U.S. COMPANIES OUT OF THE 3,000 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

2  THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 28, 1998.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                 CLASS I SHARES
Investment Advisory Fees                             1.00%
Distribution (12b-1) Fees                            None
Total Other Expenses                                 0.42%
                                                     ------
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.42% 1

1 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL ANNUAL FUND OPERATING EXPENSES" FROM EXCEEDING 1.40%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                          1 YEAR         3 YEARS         5 YEARS          10 YEARS
Turner Micro Cap Growth Fund - Class I Shares              $145            $449           $776              $1,702

TURNER SMALL CAP EQUITY FUND

FUND SUMMARY

TICKER SYMBOL - TSEIX
--------------------------------------------------------------------------------
CUSIP -- 87252R714
--------------------------------------------------------------------------------
FUND NUMBER - 1312
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks long-term capital growth
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Common stocks of small capitalization companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium/High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify small companies that have the potential for long-term growth
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term total return who can withstand the share price volatility of small cap equity investing
--------------------------------------------------------------------------------


PRINCIPAL STRATEGY
The Turner Small Cap Equity Fund invests primarily (at least 80% of its net assets) in equity securities of small capitalization companies that the adviser, TIM, believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Index.

The Fund will invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIM looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIM believes can generate and sustain long-term growth. TIM employs a quantitative approach to determine whether a company's share price reflects its perceived value.

PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

Investing in issuers headquartered or otherwise located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency.

As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax consequences.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year since the Fund's inception. 1

                                    [BAR CHART]

                                    2003       49.47%
                                    2004       _____%

1 THE ABOVE INFORMATION IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON MARCH 4, 2002.

                           BEST QUARTER                     WORST QUARTER
                                 %                                %
                            (--------)                       (--------)

This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the Russell 2000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                             SINCE INCEPTION
                                            1 YEAR             (03/04/02)
Turner Small Cap Equity Fund -
    Class II Shares
    Before taxes on distributions              %                  %
    After taxes on distributions               %                  %
    After taxes on distributions
       and sale of shares                      %                  %
Russell 2000 Index 1                           %                  % 2

1 THE RUSSELL 2000 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 2000 STOCKS THAT REFLECTS THE PERFORMANCE OF THE SMALLEST 2,000 COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS DESIGNED TO DEPICT THE OVERALL EQUITY MARKET'S PERFORMANCE.

2  THE CALCULATION DATE FOR THE INDEX IS MARCH 31, 2002.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                       CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed
if applicable)                                                               2.00% 1

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                       CLASS II SHARES
Investment Advisory Fees                                                     0.95%
Distribution (12b-1) Fees                                                    0.25%
Total Other Expenses                                                         0.74%
                                                                             -------
TOTAL ANNUAL FUND OPERATING EXPENSES                                         1.94%
Advisory Fee Waiver                                                          (0.10)% 2
Other Fee Waivers and Expense Reimbursements                                 (0.49)%
                                                                             -------
NET TOTAL OPERATING EXPENSES                                                 1.35% 3

1 APPLIES ONLY TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF CLASS II SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.

2 TIM HAS CONTRACTUALLY AGREED TO REDUCE ITS ADVISORY FEE 0.10% FROM 0.95% TO 0.85% THROUGH JANUARY 31, 2006.

3 TIM HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP THE FUND'S "TOTAL OTHER EXPENSES" FROM EXCEEDING 0.25% THROUGH JANUARY 31, 2006.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate costs of investing $10,000 in the Fund would be:

                                                     1 YEAR       3 YEARS           5 YEARS        10 YEARS
Turner Small Cap Equity Fund - Class II Shares       $137          $552              $992           $2,217

TURNER TECHNOLOGY FUND

FUND SUMMARY

TICKER SYMBOL - TTECX
--------------------------------------------------------------------------------
CUSIP -- 87252R870
--------------------------------------------------------------------------------
FUND NUMBER - 1236
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS-- Common stocks of technology companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify technology companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of concentrated technology-focused equity investing
--------------------------------------------------------------------------------


PRINCIPAL STRATEGY
The Turner Technology Fund invests primarily (at least 80% of its net assets) in common stocks of companies that have developed or are developing new technologies and that may experience exceptional growth in sales and earnings driven by technology-related products and services. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities may be traded over the counter or listed on an exchange. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the technology sector, and will range from small companies developing new technologies to large, established firms with a history of developing and marketing such technologies. These securities may include companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care and biotechnology sectors. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential.

PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may invest in smaller capitalization companies that may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

Because the Fund's investments are concentrated in issuers doing business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified. In addition, the Fund is subject to the risk that technology stocks may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause technology companies to become increasingly sensitive to short product cycles and aggressive pricing.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares since the Fund's inception. 1

                                       [BAR CHART]

                                    2000         -32.92%
                                    2001         -46.12%
                                    2002         -51.31%
                                    2003          82.39%
                                    2004          _____%

1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 1999.

                           BEST QUARTER                           WORST QUARTER
                                 %                                   %
                            (--------)                             (--------)

This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the Pacific Stock Exchange Technology 100 Index and the Goldman Sachs Technology Composite Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                   1 YEAR      SINCE INCEPTION
                                                                   (6/30/99)
Turner Technology Fund - Class I Shares
 Before taxes on distributions                         %              %
 After taxes on distributions                          %              %
 After taxes on distributions and sale of shares       %              %
Pacific Stock Exchange
 Technology 100 Index 1                                %              % 3
Goldman Sachs Technology
 Composite Index 2                                     %              % 3

1 THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX IS A WIDELY-RECOGNIZED, PRICE WEIGHTED INDEX OF THE TOP 100 U.S. TECHNOLOGY-ORIENTED COMPANIES.

2 THE FUND USES THE GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX FOR COMPARISON PURPOSES ONLY. THE GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE IS A MARKET-CAPITALIZATION WEIGHTED INDEX OF 190 STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF COMPANIES IN THE TECHNOLOGY SECTOR.

3  THE CALCULATION DATE FOR THE INDICES IS JUNE 30, 1999.


WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                       CLASS I SHARES
Investment Advisory Fees                                    1.21% 1
Distribution (12b-1) Fees                                    None
Total Other Expenses                                        0.59%
                                                            ------
TOTAL ANNUAL FUND OPERATING EXPENSES                        1.80% 2

1 THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE PSE TECHNOLOGY 100 INDEX AND MAY RANGE FROM 0.70% TO 1.50%, DEPENDING ON THE FUND'S PERFORMANCE.

2 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL OTHER EXPENSES" FROM EXCEEDING 0.50%. TURNER MAY DISCONTINUE. THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                     1 YEAR          3 YEARS        5 YEARS        10 YEARS
Turner Technology Fund - Class I Shares              $183            $566            $975          $2,116

TURNER CONCENTRATED GROWTH FUND

FUND SUMMARY

TICKER SYMBOL - TTOPX
--------------------------------------------------------------------------------
CUSIP -- 87252R862
--------------------------------------------------------------------------------
FUND NUMBER - 1237
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation
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INVESTMENT FOCUS -- U.S. common stocks
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SHARE PRICE VOLATILITY -- Very high
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PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. Companies with strong earnings growth potential
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INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of concentrated equity investing
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PRINCIPAL STRATEGY
The Turner Concentrated Growth Fund invests substantially all (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies, regardless of their market capitalization, that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities may be traded over the counter or listed on an exchange.

The Fund's portfolio generally will contain 15-30 stocks. While it will not concentrate its investments in any one industry, the Fund may from time to time have a significant exposure to one or more sectors of the economy, such as the technology sector. In addition, Turner may invest up to 25% of the Fund's assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential.

PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

In addition, the Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares since the Fund's inception. 1

                                       [BAR CHART]

                                    2000       -20.42%
                                    2001       -38.94%
                                    2002       -45.72%
                                    2003        60.19%
                                    2004       _____%

1 THE PERFORMANCE SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 1999.

                     BEST QUARTER                  WORST QUARTER
                         %                              %
                     (--------)                       (-------)

The following table compares the Fund's Class I Shares' average annual total returns for the periods ended December 31, 2003 to those of the S&P 500 Index and the Nasdaq 100 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                      1 YEAR    SINCE INCEPTION
                                                                    (6/30/99)
Turner Concentrated Growth Fund - Class I Shares
  Before taxes on distributions                         %                %
  After taxes on distributions                          %                %
  After taxes on distributions and sale of shares       %                %
S&P 500 Index 1                                         %                % 3
Nasdaq 100 Index 2                                      %                % 3

1 THE S&P 500 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS.

2 THE NASDAQ 100 INDEX TRACKS NASDAQ'S LARGEST COMPANIES ACROSS MAJOR INDUSTRY GROUPS, INCLUDING COMPUTER HARDWARE AND SOFTWARE, TELECOMMUNICATIONS, RETAIL/WHOLESALE AND BIOTECHNOLOGY.

3  THE CALCULATION DATE FOR THE INDICES IS JUNE 30, 1999.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                          CLASS I SHARES
Investment Advisory Fees                                      1.19% 1
Distribution (12b-1) Fees                                     None
Total Other Expenses                                          0.38%
                                                              ------
TOTAL ANNUAL FUND OPERATING EXPENSES                          1.57% 2

1 THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE S&P 500 INDEX AND MAY RANGE FROM 0.70% TO 1.50%, DEPENDING ON THE FUND'S PERFORMANCE.

2 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP "TOTAL OTHER EXPENSES" FROM EXCEEDING 0.25%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                            1 YEAR         3 YEARS        5 YEARS         10 YEARS
Turner Concentrated Growth Fund - Class I Shares            $160           $496            $855           $1,867

TURNER NEW ENTERPRISE FUND

FUND SUMMARY

TICKER SYMBOL - TBTBX
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CUSIP -- 87252R797
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FUND NUMBER - 1240
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INVESTMENT OBJECTIVE -- Seeks long-term capital appreciation
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INVESTMENT FOCUS -- Companies that have potential for earnings growth
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SHARE PRICE VOLATILITY -- Very high
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PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify companies with strong earnings growth potential across a variety of industries and sectors where new products and services are being developed and marketed
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INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
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PRINCIPAL STRATEGY
The Turner New Enterprise Fund invests primarily (at least 80% of its net assets) in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Turner strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for rapid earnings growth because of management changes, new products, or changes in the economy also may be attractive investments for the Fund. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

Although it may invest in companies of any size, the Fund generally invests in stocks of medium to large-capitalization companies and will generally purchase securities of companies with market capitalizations of at least $1 billion. The Fund will not invest more than 50% of its assets in any one sector of the economy (for example, technology or industrial), and will not invest more than 25% in any one industry or group of industries. The Fund may invest up to 25% of its assets in cash or cash equivalent securities when it believes that appropriate buying opportunities are not available.

In selecting securities for the Fund, Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints.

PRINCIPAL RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares since the Fund's inception. 1

                                      [BAR CHART]

                                    2001         -38.42%
                                    2002         -47.15%
                                    2003          92.69%
                                    2004          _____%

1 THE PERFORMANCE SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 2000.


                    BEST QUARTER                      WORST QUARTER
                        %                                  %
                     (--------)                        (--------)

This table compares the Fund's Class I Shares' average annual total returns for the periods ended December 31, 2004 to those of the Nasdaq Composite Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                            1 YEAR         SINCE INCEPTION
                                                                             (6/30/00)
Turner New Enterprise Fund - Class I Shares
  Before taxes on distributions                               %                   %
  After taxes on distributions                                %                   %
  After taxes on distributions and sale of shares             %                   %
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Nasdaq Composite Index 2                                      %                   % 2
--------------------------------------------------------------------------------------------

1 THE NASDAQ COMPOSITE INDEX INCLUDES THE MORE THAN 5,000 DOMESTIC AND NON-U.S. BASED COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. THE INDEX IS MARKET-VALUE WEIGHTED. THIS MEANS THAT EACH COMPANY'S SECURITY AFFECTS THE INDEX IN PROPORTION TO ITS MARKET VALUE. THE MARKET VALUE, THE LAST SALE PRICE MULTIPLIED BY TOTAL SHARES OUTSTANDING, IS CALCULATED THROUGHOUT THE TRADING DAY, AND IS RELATED TO THE TOTAL VALUE OF THE INDEX. BECAUSE IT IS SO BROAD-BASED, THE INDEX IS ONE OF THE MOST WIDELY FOLLOWED AND QUOTED MAJOR MARKET INDICES.

2  THE CALCULATION DATE FOR THE INDEX IS JUNE 30, 2000.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                  2.00% 1
------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                                CLASS I SHARES
Investment Advisory Fees                                                            0.96% 2
Distribution (12b-1) Fees                                                           None
Total Other Expenses                                                                0.55%
                                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                                1.51% 3

1 APPLIES TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF CLASS I SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.

2 THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE NASDAQ COMPOSITE INDEX, AND MAY RANGE FROM 0.70% TO 1.50%, DEPENDING ON THE FUND'S PERFORMANCE.

3 TURNER HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP THE FUND'S "TOTAL OTHER EXPENSES" FROM EXCEEDING 0.25%. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME BUT HAS NO PRESENT INTENT TO DO SO.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                     1 YEAR            3 YEARS          5 YEARS           10 YEARS
Turner New Enterprise Fund - Class I Shares          $154              $477              $824              $1,802

INVESTMENTS AND PORTFOLIO MANAGEMENT

MORE INFORMATION ABOUT FUND INVESTMENTS
In addition to the investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this Prospectus, are further described in our Statement of Additional Information ("SAI"). The SAI also describes the Funds' policies and procedures concerning the disclosure of information about the Funds' portfolio securities.

The investments and strategies described throughout this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if Turner or TIM believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.

INVESTMENT ADVISERS
Turner, an SEC-registered adviser, serves as the Adviser to all Funds except the Small Cap Equity Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Turner also ensures compliance with the Funds' investment policies and guidelines.

As of December 31, 2004, Turner had $[__] billion in assets under management. For its services during the most recent fiscal year, Turner received investment advisory fees (after waivers and reimbursements) at an annualized rate for the fiscal year ended September 30, 2004, based on the average daily net assets of each Fund, of:

         Turner Large Cap Growth Fund.............................0.42%
         Turner Strategic Growth Fund.............................0.17%
         Turner Midcap Growth Fund................................0.75%
         Turner Small Cap Growth Fund.............................0.85%
         Turner Micro Cap Growth Fund.............................0.98%
         Turner Technology Fund...................................1.05%
         Turner Concentrated Growth Fund..........................1.04%
         Turner New Enterprise Fund...............................0.62%

A discussion of the basis for the Board of Trustees' approval of the Turners Funds' investment advisory agreements with the Advisers will be included in the Turner Funds' semi-annual report to shareholders for the period ending March 31, 2005.

Fees for the Technology, Concentrated Growth and New Enterprise Funds may be higher or lower, however, depending on a Fund's performance relative to its benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. Advisory fees for the Technology, Concentrated Growth and New Enterprise Funds may range from a lowest possible fee of 0.70% to a highest possible fee of 1.50%. The Funds' SAI contains additional information about possible performance-based adjustments to Turner's fees.

For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a specific index is expressed as a percentage of the starting level of that index at the beginning of the period, as modified by the change in the level of the index during the period and by the value computed consistently with the index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the index.

In connection with its commitment to voluntarily limit expenses (as described for certain Funds) Turner has represented to the Board that if it decides to discontinue this arrangement, Turner will do so only after notifying the Board of its decision and updating this Prospectus at least 90 days before implementing any new expense structure.

TIM, an SEC-registered adviser, serves as the Adviser to the Small Cap Equity Fund. TIM has its offices in Hartford, CT and is an affiliate of Turner. TIM makes investment decisions for its Fund and continuously reviews, supervises and administers their investment programs. TIM also ensures compliance with its Fund investment policies and guidelines.

For its services, TIM received investment advisory fees at an annualized rate for the fiscal year ended September 30, 2004, based on the average daily net assets of each Fund, as follows:

                  Turner Small Cap Equity Fund                    0.36%*

* EFFECTIVE MAY 1, 2002, TIM CONTRACTUALLY AGREED TO REDUCE ITS ADVISORY FEE FOR THE SMALL CAP EQUITY FUND TO 0.85% THROUGH JANUARY 31, 2005.


Prior Performance Information For Similar Small Cap Equity Accounts Managed By Messrs. DiBella And Gainey.

Although the Small Cap Equity Fund has a limited performance history, the two principal employees of TIM, Thomas DiBella and Kenneth Gainey, have substantial experience in managing investment companies that focus on small cap issuers. While they were employed by Aeltus Investment Management, Messrs. DiBella and Gainey were solely responsible for managing mutual funds with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Small Cap Equity Fund.

The table below shows the returns for the two mutual funds previously managed by Messrs. DiBella and Gainey compared with the Russell 2000 Index for the periods ending December 31, 2001. The combined performance history, taken from publicly-available sources, is derived from a simple averaging of the annual returns reported by the funds managed by Messrs. DiBella and Gainey for the period shown. This performance history is net of all fees charged to investors in the funds. The returns of the Russell 2000 Index assume all dividends and distributions have been reinvested.


Average Annual Returns

-------------------------------------------------- ------------------------------------ ---------------------
                                                              Similar Funds
                                                               Managed By                   Russell 2000
                                                         DiBella And Gainey (%)              Index (%)
-------------------------------------------------- ------------------------------------ ---------------------
-------------------------------------------------- ------------------------------------ ---------------------
1 Year Annual Return                                              3.11%                        2.49%
-------------------------------------------------- ------------------------------------ ---------------------
-------------------------------------------------- ------------------------------------ ---------------------
3 Year Average Annual Return                                     12.36%                        6.42%
-------------------------------------------------- ------------------------------------ ---------------------
-------------------------------------------------- ------------------------------------ ---------------------
5 Year Average Annual Return                                     13.62%                        7.52%
-------------------------------------------------- ------------------------------------ ---------------------
-------------------------------------------------- ------------------------------------ ---------------------
Since Inception                                                  15.78%                        9.79%
-------------------------------------------------- ------------------------------------ ---------------------
*  January 4, 1994 to December 31, 2001
** January 1, 1994 to December 31, 2001


Average Annual Returns - 1994 To 2001 (as of 12/31)

---------------------------------------- ----------------------------------- --------------------------------
                                                   Similar Funds
                                                    Managed By                         Russell 2000
                                               DiBella And Gainey (%)                   Index (%)
---------------------------------------- ----------------------------------- --------------------------------
---------------------------------------- ----------------------------------- --------------------------------
2001                                                   3.11%                              2.49%
---------------------------------------- ----------------------------------- --------------------------------
---------------------------------------- ----------------------------------- --------------------------------
2000                                                   6.10%                             -3.03%
---------------------------------------- ----------------------------------- --------------------------------
---------------------------------------- ----------------------------------- --------------------------------
1999                                                   29.65%                            21.26%
---------------------------------------- ----------------------------------- --------------------------------
---------------------------------------- ----------------------------------- --------------------------------
1998                                                   0.28%                             -2.54%
---------------------------------------- ----------------------------------- --------------------------------
---------------------------------------- ----------------------------------- --------------------------------
1997                                                   33.15%                            22.36%
---------------------------------------- ----------------------------------- --------------------------------
---------------------------------------- ----------------------------------- --------------------------------
1996                                                   13.63%                            16.49%
---------------------------------------- ----------------------------------- --------------------------------
---------------------------------------- ----------------------------------- --------------------------------
1995                                                   48.21%                            28.44%
---------------------------------------- ----------------------------------- --------------------------------
---------------------------------------- ----------------------------------- --------------------------------
19994                                                  1.30%*                            1.82%**
---------------------------------------- ----------------------------------- --------------------------------

* January 4, 1994 to December 31, 2001 ** January 1, 1994 to December 31, 2001

This information is designed to demonstrate the historical track record of Messrs. DiBella and Gainey. It does not indicate how any Turner Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The composite above consists of mutual funds managed by Messrs. DiBella and Gainey that did not pay the same expenses that the Fund pays. Returns could have been lower if the composite had been subject to these expenses. The aggregate returns of the mutual funds in the composite may not reflect the returns of any particular mutual fund managed by Messrs. DiBella and Gainey.


Turner also serves as Administrator to all Funds, for which it receives an annual administration fee of 0.15% of the Funds' aggregate average daily net assets up to $2 billion and 0.125% of such assets in excess of $2 billion.

On March 22, 2002, the Securities and Exchange Commission granted an exemptive order to the Funds and Turner, that permits Turner to use a "manager of managers" approach in providing investment advisory services to its Funds. Pursuant to the terms of the order, Turner, subject to the supervision and approval of the Funds' Board of Trustees, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, Turner would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub-adviser. The order also permits Turner and the Funds to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser.

Turner is not currently using a multi-manager approach to managing the Funds. It may employ such an approach when one of several situations arises. For example, if Turner determines that it does not have the expertise in an investment style or sector that it thinks a Fund should track, it may select a sub-adviser that can fulfill this task. Also, if Turner or one of the Funds' sub-advisers reaches "capacity" on assets managed within a Fund, Turner may select another sub-adviser if the Fund needs to add capacity. Therefore, even where Turner does implement the "manager of managers" approach, not all of the Funds will rely on the approach at any given time.

When and if Turner determines to use the multi-manager approach, it will provide detailed information about the sub-adviser to the Board and make recommendations regarding the appropriate allocation of assets to each sub-adviser. The sub-adviser, in turn, will make investment decisions for the assets allocated to it and continuously review, supervise and administer the Fund's investment programs. It is expected that the "manager of managers" approach, when used from time to time by Turner and the Funds, will (i) reduce Fund expenses to the extent that a manager of managers Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and Turner; and (iii) relieve shareholders of the very responsibility that they are paying Turner to assume, that is, the selection, termination and replacement of sub-advisers. Shareholder approval will be obtained before the "manager of managers" structure is used for any particular Fund.

As investment adviser to the Funds, Turner has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of its Funds.


PORTFOLIO MANAGERS
The Large Cap Growth Fund is managed by a committee led by Robert Turner with co-managers Mark Turner, Chris Perry, and Robb Parlanti. The Large Cap Growth Opportunities Fund is managed by a team led by Robert Turner, with co-managers Mark Turner, Robb Parlanti, and Chris Perry. The Midcap Growth Fund is managed by a committee led by Chris McHugh with co-managers Bill McVail and Robert Turner. The Concentrated Growth Fund is managed by a committee led by Robert Turner, with co-managers Chris McHugh and Bill McVail. The Small Cap Growth Fund is managed by a committee led by Bill McVail, with co-managers Chris McHugh, Frank Sustersic and Jason Schrotberger. The Micro Cap Growth Fund is managed by a committee led by Frank Sustersic, with co-managers Bill McVail and Heather McMeekin. The Small Cap Equity Fund is managed by Thomas DiBella and Kenneth Gainey. The Technology Fund is managed by a committee led by Chris McHugh, with co-managers Robert Turner and Tara Hedlund. The New Enterprise Fund is managed by a committee led by Chris McHugh, with co-managers Jason Schrotberger and Tara Hedlund.

Robert E. Turner, CFA, Chairman and Chief Investment Officer, founded Turner in 1990. Mr. Turner is the lead manager of the Large Cap Growth, Large Cap Growth Opportunities and Concentrated Growth, and co-manager of the Midcap Growth and Technology Funds. Prior to his current position, he was Senior Investment Manager with Meridian Investment Company. He has 22 years of investment experience.

Mark Turner, Vice Chairman, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990. Mr. Turner is co-manager of the Large Cap Growth and Large Cap Growth Opportunities Funds. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 21 years of investment experience.

Thomas DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIM in March 2002 as one of its founding members. Mr. DiBella is co-manager of the Small Cap Equity Fund. Prior to

2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. He has 21 years of investment experience.

Kenneth Gainey, CFA, Senior Portfolio Manager/Security Analyst, joined TIM in March, 2002 as one of its founding members. Mr. Gainey is co-manager of the Small Cap Equity Fund. Prior to 2002, Mr. Gainey held various financial and portfolio management decisions with Aeltus Investment Management and Aetna International, Inc./Aetna Financial Services. He has 13 years of investment experience.

Tara R. Hedlund, CPA, Security Analyst, joined Turner in April 2000. Ms. Hedlund is co-manager of the Technology and New Enterprise Funds. Previously, she was an Audit Engagement Senior with Arthur Andersen LLP from 1997 to 2000.

David Kovacs, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Prior to 1998, he was a Director of Quantitative Research and Investment Technology at Pilgrim Baxter & Associates. He has 13 years of investment experience.

Christopher K. McHugh, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990. Mr. McHugh is lead manager of the Midcap Growth, Technology and New Enterprise Funds and is co-manager of the Small Cap Growth Fund. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 18 years of investment experience.

Heather F. McMeekin, Security Analyst - Healthcare Sector, joined Turner in March 2001. Ms. McMeekin is co-manager of the Micro Cap Growth Fund. From February 1998 until February 2001, she was an Associate Equity Research Analyst with UBS Warburg LLC. Previously, Ms. McMeekin was a Sales & Investment Associate with Donaldson, Lufkin & Jenrette from 1995 to 1998.

Bill McVail, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. McVail is lead manager of the Small Cap Growth Fund and co-manager of the Midcap Growth Fund. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 17 years of investment experience.

Halie O'Shea, Portfolio Manager/Security Analyst, joined Turner in 2003. From 2001 until 2003, she was an Equity Research Associate with Janney Montgomery Scott.

Robb J. Parlanti, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1993. Mr. Parlanti is a co-manager of the Disciplined Large Cap Growth Fund and Large Cap Growth Opportunities Fund. Prior to 1993, he was Assistant Vice President and Portfolio Manager at PNC Bank. He has 17 years of investment experience.

Chris Perry, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. Perry is co-manager the Disciplined Large Cap Growth Fund and Large Cap Growth Opportunities Fund. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 13 years of investment experience.

Damian A. Petrone, Quantitative Analyst, joined Turner in 2002. Mr. Petrone received his B.S. in Computer Science from Princeton University.

Jason D. Schrotberger, CFA, Portfolio Manager/Security Analyst - Consumer Sector, joined Turner in February 2001. Mr. Schrotberger is co-manager of the Small Cap Growth Fund and New Enterprise

Fund. From 1998 to 2001, he was an Investment Analyst with Black Rock Financial Management. Previously, he was an Equity Analyst with PNC Asset Management from 1997 until 1998.

Donald Smith, Portfolio Manager/Security Analyst, joined Turner in 2003. From 1999 until 2003, he was an equity analyst with Delaware Investment Advisers.

Frank L. Sustersic, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1994. Mr. Sustersic is lead manager of the Micro Cap Growth Fund and co-manager of the Small Cap Growth Fund. Prior to 1994, he was an Investment Officer and Fund Manager with First Fidelity Bank Corporation. He has 15 years of investment experience.

Rick Wetmore, Portfolio Manager/Security Analyst - Financial Services, joined Turner in 2001. Mr. Wetmore received his B.S. in Economics from the University of Pennsylvania - Wharton School.

NO SALES CHARGES
There are no sales charges when you purchase either Class I Shares or Class II Shares of the Turner Funds.

HOW TO BUY SHARES (See chart on page [__] for details)
o By phone, mail, wire or online at www.turnerinvestments.com;
o Through the Systematic Investment Plan; and
o Through exchanges from another Turner Fund.

MINIMUM INITIAL INVESTMENTS
o In general, each Fund's minimum initial investment is $2,500;
o The minimum initial investment for the Systematic Investment Plan is $100; and
o The minimum initial investment for Individual Retirement Accounts is $2,000.

We reserve the right to waive the minimum initial investment requirement.

MINIMUM SUBSEQUENT INVESTMENTS
o $50 by phone, mail, wire or online; and
o $25 through the Systematic Investment Plan.

We reserve the right to waive the minimum subsequent investment requirement. We may waive this minimum for persons investing in the Funds through a "wrap" or managed account program, or through an employer-sponsored retirement plan.

SYSTEMATIC INVESTING
o Our Systematic Investment Plan allows you to purchase shares automatically through regular deductions from your bank checking or savings account in order to reach the $2,500 minimum investment. Please contact us for formation regarding participating banks.

o You will need a minimum investment of $100 to open your account and scheduled investments of at least $25.

o If you stop your scheduled investments before reaching the $2,500 minimum investment, we reserve the right to close your account. We will provide 60 days' written notice to give you time to add to your account, and avoid the sale of your shares.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan, you may arrange for monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, through electronic transfer to your account.

MINIMUM ACCOUNT SIZE
o In general, you must maintain a minimum account balance of $1,000. If your account drops below $1,000 due to redemptions, you may be required to sell your shares.
o You will receive at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

CHOOSING CLASS I OR CLASS II SHARES
o Class I and Class II Shares have different expenses and other characteristics. Class I Shares have lower annual expenses while Class II Shares have higher annual expenses. The performance of Class I and Class II Shares will differ due to differences in expenses.
o Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' account.
o Class II Shares are for investments made through financial institutions or intermediaries.
o The following Funds currently offer Class II Shares: Turner Midcap Growth Fund and Turner Small Cap Equity Fund.

WHEN CAN YOU PURCHASE, SELL OR EXCHANGE SHARES?
o You may purchase, sell or exchange shares on any day that the New York Stock Exchange ("NYSE") is open for business. We define this as a "Business Day."
o You may purchase, sell or exchange shares by phone on any Business Day between 9:00 A.M. and 4:00 P.M.
o In order to receive the current Business Day's net asset value (NAV) all trades must be received by the Funds' Transfer Agent by 4:00 P.M. (Eastern time). Trades received after that time will be executed at the following Business Day's closing price.

HOW FUND PRICES ARE CALCULATED
o The price per share (also referred to as the offering price) will be the NAV determined after the Funds receive your purchase order.
o The Funds' NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the NYSE (usually 4:00 P.M. Eastern time). Shares are not priced on days on which the NYSE is closed for trading.
o In calculating the NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. A significant event may cause the market price for a security held by a Fund to become unavailable or unreliable. Such events include, but are not limited to: market disruptions or closings; governmental actions; corporate actions, such as reorganizations, mergers or buy-outs; corporate announcements on earnings; significant litigation; and regulatory developments. While the use of fair valuations may reduce stale pricing arbitrage opportunities, it involves the risk that the values used by the Funds to price their investments may be different from those used by other mutual funds to price the same investments.

EXCHANGING SHARES
o Class I Shares of a Fund may be exchanged for Class I Shares of another Fund, and Class II Shares of a Fund may be exchanged for Class II Shares of another Fund, subject to any applicable limitations resulting from the closing of Funds to new investors.
o When you exchange shares, you are selling your shares and buying other Fund shares, which is a taxable event. Your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

PURCHASES, SALES AND EXCHANGES THROUGH FINANCIAL INSTITUTIONS
You may also purchase, sell or exchange shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may differ from the procedures for investing directly with us. For example, in order for your transaction to be processed on the day that the order is placed, your financial institution may require you to place your order at an earlier time in the day than would be required if you were placing the order directly with the Funds. This allows the financial institution time to process your request and transmit it to us.

Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

LIMITATIONS ON PURCHASES, SALES AND EXCHANGES
o The Funds will only accept purchase requests that are in good order ("Good Order"). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's social security number, tax identification number, and other identification required by law or regulation. We may require that you provide photo identification such as a driver's license or passport, and may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify your identity, the Funds or Turner reserve the right to not open or to close your account or to take such other steps as we deem reasonable. We can accept purchases only in U.S. dollars drawn on U.S. banks. We cannot accept cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks). The Funds may reject or cancel any purchase orders, including exchanges, for any reason.
o The Funds will normally send your sale proceeds to you within three Business Days after they receive your redemption request, but it may take up to seven days. If you recently purchased your shares by check or through Automated Clearing House (ACH), redemption proceeds may not be available, or exchange requests may not be permitted, until your investment has cleared (which for checks may take up to 15 days from the date of purchase).
o As described more fully in the SAI, the Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons.
o Excessive, short-term trading in Fund shares and other abusive trading practices ("abusive trading") may disrupt portfolio management strategies, harm Fund performance, dilute the value of Fund shares and increase brokerage and administrative costs. The Board of Trustees has adopted policies in order to discourage abusive trading in the Funds. The policies, which apply to all accounts investing in the Funds, prohibit the Funds' service providers from knowingly: (i) opening accounts for the purpose of market timing the Funds; (ii) entering client trades for the purpose of market timing; (iii) processing exchanges or switches for the purpose of market timing; (iv) and assisting a shareholder in commingling multiple clients' funds in an omnibus account for the purpose of market timing. The policies also require the Funds' Advisers to maintain policies and procedures designed to detect and deter abusive trading. While these policies and procedures seek to discourage abusive trading in the Funds, neither the Funds nor the Advisers can guarantee that such policies and procedures will be successful in doing so.
o The Funds reserve the right to reject any purchase order (including an exchange order) from any shareholder that the Funds, in their sole discretion, believe has a history of engaging in abusive trading or whose trading activity, in the Funds' judgment, has been or may be disruptive to the Funds. In making this determination, the Funds may consider trading done in multiple accounts under common ownership or control.
o Shareholders are currently permitted to make up to 4 "roundtrip" transactions between Funds in any calendar year. A roundtrip transaction is a redemption or exchange of shares of a Fund followed by a purchase back into that same Fund. If a shareholder exceeds 4 roundtrip transactions per calendar year, or if the Funds determine, in their sole discretion, that a shareholder's exchange activity is short-term in nature or otherwise not in the best interest of the Funds, the Funds may bar the shareholder from making further exchanges or purchases. We may change or cancel our exchange policy at any time upon 60 days' notice.

HOW TO OPEN AN ACCOUNT

BY TELEPHONE
Call 1-800-224-6312 (Option 3) between 9:00 A.M. and 4:00 P.M. (Eastern time). You must authorize each type of transaction on your account application that accompanies this Prospectus. If you call, the Funds' representative may request personal identification and record the call.

If you already have an account and you have authorized telephone transactions, you may open an account in another Turner Fund. The registration on the accounts must be identical.

BY INTERNET
You can only open an account online if you already have an existing Turner Funds account. The registration on the account must be identical.

BY MAIL
Send the completed application that accompanies this Prospectus and a check payable to the Turner Funds to:

         The Turner Funds
         c/o DST Systems Inc.
         P.O. Box 219805,
         Kansas, City, MO 64121-9805

By express or overnight mail to:

         The Turner Funds
         c/o DST Systems Inc.
         330 W. 9th Street,
         Kansas City, MO 64105

Checks must be in U.S. dollars and drawn on U.S. banks. The Funds do not accept third party checks, credit card checks, checks issued by internet banks or cash.

BY WIRE
Please contact a Turner Funds' representative at 1-800-224-6312 (Option 3) to let us know that you intend to make your initial investment by wire. You will be given a fax number to which you should send your completed account application. You will receive a telephone call from our representatives with your new account number. Wire funds to:

         United Missouri Bank of Kansas NA
         ABA #10-10-00695
         Account # 98-7060-116-8
         Further credit: [include name of Fund, shareholder name and your Turner Funds account number]

AUTOMATIC TRANSACTIONS
You can open an account through our Systematic Investment Plan ($100 minimum). You must elect this option on your account application. Please call a Turner Funds representative at 1-800-224-6312 for assistance.

HOW TO ADD TO AN ACCOUNT

BY TELEPHONE
Current shareholders may purchase shares by telephone if they have previously requested this privilege on the account application. Call 1-800-224-6312 (Option
3) and provide your account number to the Turner Funds representative. You must then instruct your bank to wire the money. Please see the wire instructions below.

BY INTERNET
You can make additional investment by going to our website www.turnerinvestments.com. Use your existing account number and tax ID number to create a personal identification number (PIN). These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.

BY MAIL
Please send your check payable to the Turner Funds along with a signed letter stating the name of the Fund and your account number, to the address listed under "By Mail" in the How to Open an Account section above. Do not send requests to buy, sell or exchange shares to the Funds' Adviser or Distributor.

BY WIRE
Please contact a Turner Funds' representative at 1-800-224-6312 to let us know that you intend to send money by wire. Wire funds to:

         United Missouri Bank of Kansas NA
         ABA #101000695
         Account # 9870601168
         Further credit: [include name of Fund, shareholder name and your Turner Funds account number]

AUTOMATIC TRANSACTIONS
Regularly scheduled investments ($25 minimum) can be deducted automatically from your bank checking or savings account. You can arrange monthly, quarterly, semi-annual or annual automatic investments.

HOW TO SELL SHARES

BY TELEPHONE
You may sell shares by calling 1-800-224-6312 (Option 3) provided that you have previously requested this privilege on your account application. The Funds will send money only to the address of record via check, ACH or by wire (your bank may charge you a wire fee). The sale price of each share will be the next NAV determined after we receive your request.

BY INTERNET
Existing shareholders can sell shares via our website www.turnerinvestments.com. The sale price of each share will be the next NAV determined after we receive your request. Redemptions will be funded via check, ACH or wire to the instructions of record.

BY MAIL
Please send a letter with your name, Fund name, account number and the amount of your request, to the address listed under "By Mail" in the How to Open an Account section above. Do not send requests to buy, sell or exchange shares to the Funds' Adviser or Distributor. All letters must be signed by the owners of the account. The sale price of each share will be the next NAV determined after we receive your request. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was opened.

BY WIRE
Proceeds from the sale of shares from your account may be wired to your bank account. Your bank may charge you a fee for this service. Please follow the instructions for "How to Sell Shares" by telephone above.

AUTOMATIC TRANSACTIONS
If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under this Plan, you can arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds will be mailed to you by check or electronically transferred to your bank checking or savings account.

HOW TO EXCHANGE SHARES

BY TELEPHONE
You may exchange shares on any Business Day by calling the Funds at 1-800-224-6312, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY INTERNET
Go to www.turnerinvestments.com.

BY MAIL
You may exchange shares on any Business Day by writing to the Funds, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY WIRE
Not applicable

AUTOMATIC TRANSACTIONS
Not applicable

OTHER POLICIES

FOREIGN INVESTORS
The Fund does not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund's Investor Services Team, at 1-800-224-6312, for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if you do not provide the required identifying information.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Fund shall have no obligation with respect to the terms of any such document.

The Fund will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in its sole discretion (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next determined after receipt of your application in proper form (less any applicable sales charges).

However, the Fund reserves the right to close your account at the then-current day's net asset value (less any applicable sales charges) and remit proceeds to you via check if it is unable to verify your identity. The Fund will attempt to verify your identity within a timeframe established in its sole discretion (e.g., 96 hours), which may change from time to time. The Fund further reserves the right to hold your proceeds until your check for the purchase of Fund shares clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM
Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority or by applicable law.

REDEMPTIONS IN-KIND
The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption.

REDEMPTION FEE
Sales or exchanges out of the Small Cap Equity and New Enterprise Funds, within 90 days of purchase are not currently subject to a redemption fee, but may be in the future. The Funds will provide notice to shareholders before they implement the redemption fee. Any redemption fee will not be assessed against persons who hold their shares through a single qualified retirement plan or other omnibus account arrangement where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. We reserve the right nonetheless to impose the fee on these accounts when a pattern of trading in an account emerges that is harmful to the Fund.

In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange. Dividends and capital gains are not subject to the redemption fee.

TELEPHONE/ONLINE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone or via the website is extremely convenient, but not without risk. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. So long as we follow these safeguards and procedures, we generally will not be responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transact business with us over the telephone or via our website, you will generally bear the risk of any loss.

SIGNATURE GUARANTEES
A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including:

o    Written requests for redemptions in excess of $50,000;
o All written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and
o Redemption requests that provide that the proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature from a notary public is not sufficient.

CLOSING FUNDS TO NEW INVESTORS
We believe that there are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more money regardless of their capacity to find attractive investments. Turner and the Funds will not do this. A Fund will be closed to new investors (with the limited exceptions explained elsewhere in this Prospectus) once assets under management reach certain specified levels. For the micro cap and small cap growth styles (which include the assets of the Micro Cap Growth and Small Cap Growth Funds, respectively), that level has been reached. THE MICRO CAP GROWTH AND SMALL CAP GROWTH FUNDS WERE CLOSED TO NEW INVESTORS ON MARCH 7, 2000 AND JULY 31, 2004, RESPECTIVELY. Similarly, Turner's MidCap Growth Fund will be closed when the assets Turner manages in the midcap growth style are within the range of $6.2 billion and $8.3 billion. Turner and the Funds may reopen investment styles should asset levels fall below capacity limits. Existing shareholders of a Fund will be notified before it is closed to new investors.

If a Fund is closed to new investors, existing shareholders of the Fund may: (i) continue to make investments in the closed Fund, (ii) continue to reinvest dividends and capital gains distributions in the closed Fund, and (iii) at the discretion of the closed Fund, open additional accounts with the Fund, provided the new accounts, other than those opened by a third party plan administrator that has an existing agreement with Turner and/or the Funds, are registered in the same shareholder name or have the same taxpayer identification or social security number assigned to them. Existing shareholders of the Micro Cap Growth Fund are not currently permitted to open additional accounts with this Fund.

DISTRIBUTION OF FUND SHARES
Constellation Investment Distribution Company Inc. (the "Distributor"), a registered broker-dealer that is owned and operated by Constellation Holdings, LLC, serves as Distributor of the Funds.

The Funds have adopted a Distribution and Shareholder Service Plan for Class II Shares (the "Class II Plan") that allows each Fund that offers Class II shares to pay distribution and/or service fees to the Distributor and other firms that provide distribution and/or shareholder services ("Service Providers"). Under the Class II Plan, if a Service Provider provides distribution services, a Fund may pay distribution fees pursuant to Rule 12b-1 of the Investment Company Act of 1940 to the Distributor at an annual rate not to exceed 0.75% of its Fund's Class II shares' average daily net assets. If a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, a Fund may pay shareholder service fees to the Distributor at an annual rate not to exceed 0.25% of its Class II shares' average daily net assets. The Distributor, in turn, pays each Service Provider for the services it provides. Currently, the Class II shares of the Turner Midcap Growth Fund and Turner Small Cap Equity Fund each pay the Distributor 0.25% in distribution fees, and the Class II Shares of the Turner Midcap Growth Fund pays the Distributor 0.25% in shareholder service fees. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Turner or TIM may pay amounts from their own assets to selling or servicing agents of the Funds for the services they provide, such as payments made for services provided by mutual fund platforms. Turner and TIM do not direct portfolio transactions to broker-dealers in exchange for sales of fund shares or to receive preferential marketing treatment.

DIVIDENDS AND DISTRIBUTIONS
The Funds distribute their income annually as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable either as ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gain will cease to apply to taxable years beginning after December 31, 2008. Distributions you receive from a Fund may be taxable whether or not you reinvest them or take them in cash.

EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF FUND SHARES FOR SHARES OF ANOTHER TURNER FUND IS TREATED THE SAME AS A SALE. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

The Turner Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the portfolio of those Funds that invest in foreign securities. In addition, the Funds may be able to pass along a tax credit for foreign income taxes it pays. The Turner Funds will provide you with the information necessary to reflect such foreign taxes paid on your income tax return if it makes this election.

More information about taxes is in the Funds' SAI.

TURNER FUNDS FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I and Class II shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each period ended September 30 have been audited by [_______________] LLP, independent auditors, (except for the Turner Large Cap Growth Opportunities Fund's financial highlights for the years ended September 30, 2001 and September 30, 2000, which were audited by other auditors) whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the Turner Funds' annual report, which contains more performance information, at no charge by calling 1-800-224-6312. Effective November 19, 2004, the Funds' new independent auditor is [_________] LLP.

TURNER LARGE CAP GROWTH FUND - CLASS I SHARES

FOR THE PERIODS ENDED SEPTEMBER 30                2004          2003           2002            2001        2000(1)
Net Asset Value, Beginning of Period             $4.62         $3.50          $4.70           $9.81      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                     --            --             --              --           --
  Realized and unrealized gains (losses) on
  investments                                     0.21          1.12           (1.20)         (5.11)      (0.19)
  Total From Investment Operations                0.21          1.12           (1.20)         (5.11)      (0.19)
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income             --*           --*            --              --           --
  Distributions from capital gains                 --            --             --              --           --
  Total Dividends and Distributions                --*           --*            --              --           --
  Net Asset Value, End of Period                 $4.83         $4.62          $3.50           $4.70       $9.81
  TOTAL RETURN                                    4.64%        32.01%        (25.53)%        (52.09)%     (1.90)%+

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (000)              $67,991       $79,416        $59,971         $53,048      $4,656
  Ratio of Net Expenses to Average Net
  Assets++                                        0.75%         0.75%          0.65%           0.74%       0.75%
  Ratio of Total Expenses to Average Net
  Assets                                          0.94%         0.97%          0.90%           1.03%       3.35%
  Ratio of Net Investment Income (Loss) to
  Average Net Assets++                            0.11%         0.03%          0.00%          (0.14)%     (0.14)%
  Portfolio Turnover Rate+++                    165.94%       201.35%        272.99%         376.49%     128.14%

*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
+    RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
++   INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.
+++  EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.
(1) COMMENCED OPERATIONS ON JUNE 14, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER STRATEGIC GROWTH FUND - CLASS I SHARES(1)

---------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30            2004          2003          2002           2001          2000
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.35         $6.59         $9.01         $26.20        $18.90
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------
  Net investment loss                        (0.07)        (0.06)        (0.08)         (0.10)(2)     (0.16)
---------------------------------------------------------------------------------------------------------------
  Realized and unrealized gains (losses)
  on investments                              0.60          2.82         (2.34)        (11.63)         8.94
---------------------------------------------------------------------------------------------------------------
  Total From Investment Operations            0.53          2.76         (2.42)        (11.73)        8.787
---------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------
  Dividends from net investment income         --            --            --            --            --
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains             --            --            --           (5.46)        (1.48)
---------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions            --            --            --           (5.46)        (1.48)
---------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period             $9.88         $9.35         $6.59          $9.01        $26.20
---------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                5.67%        41.88%       (26.86)%       (53.71)%       47.49%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)           $4,430        $3,551        $4,847         $9,776       $41,555
---------------------------------------------------------------------------------------------------------------
  Ratio of Net Expenses to Average Net
  Assets+                                     1.25%         1.25%         1.26%(3)       1.25%(3)      0.84%(3)
---------------------------------------------------------------------------------------------------------------
  Ratio of Total Expenses to Average
  Net Assets                                  1.83%         1.53%         5.98%(3)       3.49%(3)      1.37%(3)
---------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to
  Average Net Assets+                        (0.70)%       (0.77)%       (0.71)%        (0.69)%       (0.71)%
---------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate++                  262.01%       282.15%       391.98%        400.04%       131.19%
---------------------------------------------------------------------------------------------------------------


+      INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

++     EXCLUSIVE EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1) THE INFORMATION SET FORTH IN THIS TABLE FOR THE PERIOD PRIOR TO AUGUST 17, 2002 IS THE FINANCIAL DATA OF THE MERCURY SELECT GROWTH FUND, CLASS I SHARES. FROM THE PERIOD JUNE 19, 2000, TO AUGUST 17, 2002, THE MERCURY SELECT GROWTH FUND OPERATED AS A "FEEDER" FUND THAT SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN THE "MASTER" PORTFOLIO, A MUTUAL FUND THAT HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. ALL INVESTMENTS ARE MADE AT THE MASTER LEVEL. THIS STRUCTURE IS SOMETIMES CALLED A "MASTER/FEEDER" STRUCTURE. PRIOR TO JUNE 19, 2000, THE FUND OPERATED AS A STAND-ALONE INVESTMENT COMPANY CALLED THE TURNER LARGE CAP GROWTH EQUITY FUND.

(2)    BASED ON AVERAGE SHARES OUTSTANDING.

(3) EXPENSE RATIOS INCLUDE THE MERCURY SELECT GROWTH FUND'S CLASS I SHARES PORTION OF THE MASTER'S ALLOCATED EXPENSES. AMOUNT DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER MIDCAP GROWTH FUND - CLASS I SHARES

------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30                      2004          2003          2002         2001        2000
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $19.54        $13.78        $17.40       $46.52     $125.53
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
  Net investment loss                                  (0.19)(1)     (0.14)(1)     (0.14)       (0.10)      (0.10)
------------------------------------------------------------------------------------------------------------------
  Realized and unrealized gains (losses) on
  investments                                           1.63          5.90         (3.48)      (25.89)      23.79
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                      1.45          5.76         (3.62)      (25.99)      23.69
------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                   --            --            --           --          --
------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                       --            --            --         (3.07)      (2.70)
------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                      --            --            --         (3.07)      (2.70)
------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                      $20.99        $19.54        $13.78       $17.40      $46.52
------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                          7.42%        41.80%       (20.80)%     (59.00)%     97.35%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                   $857,899      $773,788      $561,244     $595,761  $1,203,756
------------------------------------------------------------------------------------------------------------------
  Ratio of Net Expenses to Average Net Assets+          1.16%         1.15%         1.05%        1.04%       1.03%
------------------------------------------------------------------------------------------------------------------
  Ratio of Total Expenses to Average Net Assets         1.16%         1.18%         1.16%        1.12%       1.07%
------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average Net
  Assets+                                              (0.84)%       (0.87)%       (0.81)%      (0.77)%     (0.68)%
------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate++                            167.17%       208.80%       259.62%      355.57%     306.97%
------------------------------------------------------------------------------------------------------------------


+      INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.
++     EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.
(1)    BASED ON AVERAGE SHARES OUTSTANDING.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER MIDCAP GROWTH FUND - CLASS II SHARES

FOR THE PERIODS ENDED SEPTEMBER 30                            2004           2003             2002         2001
Net Asset Value, Beginning of Period                        $19.36         $13.72           $17.41       $17.30
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                               (0.28)(2)      (0.23)(2)        (0.22)(2)       --
  Realized and unrealized gains (losses) on investments       1.61           5.87            (3.47)        0.11
  Total From Investment Operations                            1.33           5.64            (3.69)        0.11
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                         --             --               --            --
  Distributions from capital gains                             --             --               --            --
  Total Dividends and Distributions                            --             --               --            --
  Net Asset Value, End of Period                            $20.69         $19.36           $13.72       $17.41
  TOTAL RETURN                                                6.87%         41.11%          (21.19)%       0.64%+

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (000)                            1,395           $423             $102           $7
  Ratio of Net Expenses to Average Net Assets+                1.66%          1.65%            1.55%        1.54%
  Ratio of Total Expenses to Average Net Assets               1.66%          1.68%            1.66%        1.95%
  Ratio of Net Investment Loss to Average
  Net Assets+                                               (1.35)%        (1.36)%          (1.25)%      (1.04)%
  Portfolio Turnover Rate++                                 167.17%        208.80%          259.62%      335.57%


+   INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

++  EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1) COMMENCED OPERATIONS ON SEPTEMBER 24, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(2) BASED ON AVERAGE SHARES OUTSTANDING.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER SMALL CAP GROWTH FUND - CLASS I SHARES

-----------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30                       2004          2003          2002         2001           2000
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $18.88        $12.62        $15.65       $44.79         $34.20
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
  Net investment loss                                   (0.19)        (0.12)        (0.20)       (0.04)         (0.12)
-----------------------------------------------------------------------------------------------------------------------
  Realized and unrealized gains (losses) on
  investments                                            2.64          6.38         (2.83)      (18.63)         17.89
-----------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                       2.45          6.26         (3.03)      (18.67)         17.77
-----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                    --            --            --           --             --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                        --            --            --        (10.47)         (7.18)
-----------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                       --            --            --        (10.47)         (7.18)
-----------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                       $21.33        $18.88        $12.62       $15.65         $44.79
-----------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                          12.98%        49.60%       (19.36)%     (49.81)%        56.07%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                    $237,213      $192,791      $144,181     $241,876       $528,928
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Net Expenses to Average Net Assets+           1.25%         1.25%         1.25%        1.25%          1.25%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Total Expenses to Average Net Assets          1.41%         1.41%         1.40%        1.40%          1.27%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average Net
  Assets+                                               (0.95)%       (0.79)%       (0.99)%      (0.96)%        (0.93)%
-----------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate++                             151.02%       187.95%       188.34%      176.11%        203.01%
-----------------------------------------------------------------------------------------------------------------------


+   INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

++  EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER MICRO CAP GROWTH FUND - CLASS I SHARES

-----------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30                       2004          2003          2002         2001           2000
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $41.38        $32.04        $32.08       $45.92         $21.09
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
  Net investment loss                                   (0.39)        (0.25)        (0.33)       (0.12)         (0.18)
-----------------------------------------------------------------------------------------------------------------------
  Realized and unrealized gains (losses) on
  investments                                           10.04          9.59          0.29(1)     (9.02)         26.52
-----------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                       9.65          9.34         (0.04)       (9.14)         26.34
-----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                    --            --            --           --             --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains (losses)             (1.01)          --            --         (4.70)         (1.51)
-----------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                     (1.01)          --            --         (4.70)         (1.51)
-----------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                       $50.02        $41.38        $32.04       $32.08         $45.92
-----------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                          23.54%        29.15%        (0.12)%     (20.23)%       129.02%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                    $366,692      $253,840      $178,130     $160,010       $187,107
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Net Expenses to Average Net Assets+           1.40%         1.40%         1.31%        1.25%          1.25%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Total Expenses to Average Net Assets          1.42%         1.44%         1.42%        1.40%          1.35%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average Net
  Assets+                                               (0.85)%       (0.81)%       (0.88)%      (0.50)%        (0.79)%
-----------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate++                            122.45%       147.77%        88.89%      121.96%        179.08%
-----------------------------------------------------------------------------------------------------------------------

+   INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

++  EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON INVESTMENTS FOR THE PERIOD BECAUSE OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER SMALL CAP EQUITY FUND - CLASS II SHARES

FOR THE PERIODS ENDED SEPTEMBER 30                                  2004             2003              2002(1)
Net Asset Value, Beginning of Period                              $12.27            $9.30            $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                     (0.02)           (0.02)              --
  Realized and unrealized gains (losses) on investments             2.95             3.00             (0.70)
  Total From Investment Operations                                  2.93             2.98             (0.70)
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                               --             (0.01)              --
  Distributions from capital gains                                 (1.23)(1)          --                --
  Return of capital                                                (0.05)             --                --
  Total Dividends and Distributions                                (1.28)           (0.01)              --
  Net Asset Value, End of Period                                  $13.92           $12.27             $9.30
  TOTAL RETURN                                                     24.75%           32.04%            (7.00)% +

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (000)                                $29,171          $12,557            $7,260
  Ratio of Net Expenses to Average Net Assets++                     1.35%            1.32%             1.35%
  Ratio of Total Expenses to Average Net Assets                     1.94%            2.05%             3.02%
  Ratio of Net Investment Loss to Average Net
  Assets++                                                        (0.25)%          (0.26)%           (0.07)%
  Portfolio Turnover Rate                                         221.99%          287.39%            86.94%

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++  INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

(1) COMMENCED OPERATIONS ON MARCH 4, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER TECHNOLOGY FUND - CLASS I SHARES

-----------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30                       2004         2003          2002           2001          2000
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $5.31        $3.03         $4.88         $32.69        $14.06
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
  Net investment loss                                   (0.10)       (0.04)        (0.06)         (0.15)        (0.16)
-----------------------------------------------------------------------------------------------------------------------
  Realized and unrealized gains (losses) on
  investments                                            0.34         2.32         (1.79)        (23.42)        20.33
-----------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                       0.24         2.28         (1.85)        (23.57)        20.17
-----------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                    --           --            --            --            --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                        --           --            --           (4.24)        (1.54)
-----------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                       --           --            --           (4.24)        (1.54)
-----------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                        $5.55        $5.31         $3.03          $4.88        $32.69
-----------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                           4.52%       75.25%       (37.91)%       (81.12)%      149.35%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                     $16,030      $19,696       $11,662        $25,147      $169,353
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Net Expenses to Average Net Assets+          1.65%        1.13%         0.88%          1.21%         1.35%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Total Expenses to Average Net Assets         1.80%        1.49%         1.43%          1.58%         1.67%
-----------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average Net
  Assets+                                              (1.50)%      (0.97)%       (0.84)%        (1.10)%       (1.10)%
-----------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate++                            331.52%      523.75%       734.40%        727.24%     1,340.92%
-----------------------------------------------------------------------------------------------------------------------

+  INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

++ EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER CONCENTRATED GROWTH FUND - CLASS I SHARES

------------------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30                      2004          2003          2002           2001          2000
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $6.05         $4.03         $5.76         $24.74        $13.99
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                         (0.07)        (0.04)          --           (0.09)        (0.11)
------------------------------------------------------------------------------------------------------------------------
  Realized and unrealized gains (losses) on
  investments                                          (0.16)         2.06         (1.73)        (14.96)        13.06
------------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                     (0.23)         2.02         (1.73)        (15.05)        12.95
------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                   --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                       --            --            --           (3.93)        (2.20)
------------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                      --            --            --           (3.93)        (2.20)
------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                       $5.82         $6.05         $4.03          $5.76        $24.74
------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                                         (3.80)%       50.12%       (30.03)%       (70.40)%       98.58%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
  Net Assets, End of Period (000)                    $39,109       $47,004       $29,182        $56,803      $246,621
------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Expenses to Average Net Assets+          1.42%         1.23%         0.30%          1.05%         1.26%
------------------------------------------------------------------------------------------------------------------------
  Ratio of Total Expenses to Average Net Assets         1.57%         1.60%         1.17%          1.32%         1.62%
------------------------------------------------------------------------------------------------------------------------
  Ratio of Net Investment Loss to Average Net
  Assets+                                               (0.99)%      (0.90)%       (0.03)%        (0.76)%       (0.90)%
------------------------------------------------------------------------------------------------------------------------
  Portfolio Turnover Rate++                            498.78%      762.18%      1,182.61%      1,117.77%     1,590.94%
------------------------------------------------------------------------------------------------------------------------

+  INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

++ EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER NEW ENTERPRISE FUND - CLASS I SHARES

FOR THE PERIODS ENDED SEPTEMBER 30                     2004         2003           2002           2001(1)        2000(2)
Net Asset Value, Beginning of Period                  $4.34        $2.27          $3.29         $12.52         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                 (0.06)       (0.02)         (0.04)         (0.03)         (0.01)
  Realized and unrealized gains (losses) on
  investments                                          0.24(3)      2.09          (0.98)         (9.20)          2.53
  Total From Investment Operations                     0.18         2.07          (1.02)         (9.23)          2.52
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                  --           --             --             --             --
  Distributions from capital gains                      --           --             --             --             --
  Total Dividends and Distributions                     --           --             --             --             --
  Net Asset Value, End of Period                      $4.52        $4.34          $2.27          $3.29         $12.52
  TOTAL RETURN                                         4.15%       91.19%        (31.00)%       (73.72)%        25.20%+

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (000)                   $10,805      $13,468         $3,198         $6,144        $13,750
  Ratio of Net Expenses to Average Net Assets++        1.18%        1.16%          0.98%          1.28%          1.35%
  Ratio of Total Expenses to Average Net Assets        1.51%        1.99%          2.04%          3.13%          2.87%
  Ratio of Net Investment Loss to Average Net
  Assets++                                            (0.83)%      (0.95)%        (0.92)%        (1.04)%        (0.83)%
  Portfolio Turnover Rate+++                          382.08%      451.37%        754.09%        758.98%         83.02%

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++  INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS.

+++ EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1) ON MAY 18, 2001, THE BOARD OF TRUSTEES OF TURNER FUNDS APPROVED RESOLUTIONS TO CHANGE THE NAME OF THE B2B E-COMMERCE FUND TO THE NEW ENTERPRISE FUND AND TO CHANGE A NON-FUNDAMENTAL INVESTMENT POLICY OF THE FUND TO BE CONSISTENT WITH THE NEW ENTERPRISE FUND'S INVESTMENT OBJECTIVES.

(2) COMMENCED OPERATIONS ON JUNE 30, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH AGGREGATE NET LOSSES ON INVESTMENTS FOR THE PERIOD BECAUSE THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER FUNDS

INVESTMENT ADVISER
Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Turner Investment Management LLC
100 Pearl Street, 12th Floor
Hartford CT 06103

DISTRIBUTOR
Constellation Investment Distribution Company Inc.
1205 Westlakes Drive, Suite 280
Berwyn, PA 19312

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated January [__], 2005 includes information about the Funds.
The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports contain information about each Fund's holdings, investments strategies, recent market conditions and trends, and their impact on Fund performance. These reports also contain detailed financial information about the Funds.

To obtain an SAI, Annual or Semi-Annual Report, without charge, upon request, or to request other information about the Funds or to make shareholder inquiries:

BY TELEPHONE: Call 1-800-224-6312

BY MAIL:      Write to Turner Funds at:
              P.O. Box 219805
              Kansas City, MO 64121-9805

BY INTERNET:  http://www.turnerinvestments.com

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to:

         Securities and Exchange Commission

         Public Reference Section
         Washington, DC 20549-0102.

You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Turner Funds' Investment Company Act registration number is 811-07527.


TUR-F-030-16

                                  TURNER FUNDS

                          TURNER LARGE CAP GROWTH FUND
                          TURNER STRATEGIC GROWTH FUND
                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                          TURNER SMALL CAP EQUITY FUND
                             TURNER TECHNOLOGY FUND
                         TURNER CONCENTRATED GROWTH FUND
                           TURNER NEW ENTERPRISE FUND

                               JANUARY [__], 2005

                              INVESTMENT ADVISERS:
                        TURNER INVESTMENT PARTNERS, INC.

                        TURNER INVESTMENT MANAGEMENT LLC
                          (SMALL CAP EQUITY FUND ONLY)


This Statement of Additional Information is not a prospectus and relates only to the Turner Large Cap Growth Fund, Turner Strategic Growth Fund, Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Micro Cap Growth Fund, Turner Small Cap Equity Fund, Turner Technology Fund, Turner Concentrated Growth Fund, Turner New Enterprise Fund. It is intended to provide additional information regarding the activities and operations of the Turner Funds and should be read in conjunction with the Turner Funds' Prospectus dated January [__], 2005. The Prospectus may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS
THE TRUST

INVESTMENT OBJECTIVES

INVESTMENT POLICIES

GENERAL INVESTMENT POLICIES

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

DISCLOSURE OF PORTFOLIO HOLDINGS

INVESTMENT LIMITATIONS

THE ADVISERS

THE ADMINISTRATOR

DISTRIBUTION AND SHAREHOLDER SERVICES

TRUSTEES AND OFFICERS OF THE TRUST

COMPUTATION OF YIELD AND TOTAL RETURN

PURCHASE AND REDEMPTION OF SHARES

DETERMINATION OF NET ASSET VALUE

TAXES

PORTFOLIO TRANSACTIONS

VOTING

DESCRIPTION OF SHARES

SHAREHOLDER LIABILITY

LIMITATION OF TRUSTEES' LIABILITY

CODE OF ETHICS

PROXY VOTING

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

CUSTODIAN

INDEPENDENT AUDITORS

LEGAL COUNSEL

FINANCIAL STATEMENTS

APPENDIX A - RATINGS DESCRIPTIONS

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

THE TRUST

This Statement of Additional Information ("SAI") relates to the Turner Large Cap Growth Fund ("Large Cap Growth Fund"), Turner Strategic Growth ("Strategic Growth Fund"), Turner Midcap Growth Fund ("Midcap Growth Fund"), Turner Small Cap Growth Fund ("Small Cap Growth Fund"), Turner Small Cap Equity Fund ("Small Cap Equity Fund"), Turner Micro Cap Growth Fund ("Micro Cap Growth Fund"), Turner Technology Fund ("Technology Fund"), Turner Concentrated Growth Fund ("Concentrated Growth Fund"), and Turner New Enterprise Fund ("New Enterprise Fund"), (each a "Fund" and, together the "Funds").

Each Fund is a separate series of Turner Funds (the "Trust"), an open-end management investment company established as a Massachusetts business trust under an Agreement and Declaration of Trust dated January 26, 1996, and amended and restated on February 21, 1997 and August 17, 2001 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of shares within each such separate series. Each series is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that series. Shareholders may purchase shares in the Midcap Growth Fund and Small Cap Equity Fund through two separate classes, Class I and Class II, which provide for variations in distribution costs, transfer agent fees, voting rights and dividends. Except for differences between the Class I Shares and the Class II Shares pertaining to distribution and shareholder servicing, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

Turner Investment Partners, Inc. ("Turner") serves as the investment adviser for each Fund, except the Small Cap Equity Fund. Turner Investment Management, LLC serves as the investment adviser for the Small Cap Equity Fund ("TIM" and together with Turner, the "Advisers").

From its inception on January 31, 1997 until June 28, 2000, the Strategic Growth Fund (formerly, the Turner Large Cap Growth Opportunities Fund) operated as the Turner Large Cap Growth Equity Fund and was advised by Turner Investment Partners, Inc. ("Turner"). On June 9, 2000, the Turner Large Cap Growth Equity Fund became the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc., which was advised by Fund Asset Management, L.P., an affiliate of Merrill Lynch & Co., Inc. while Turner Investment Partners, as sub-adviser, provided the day-to-day investment management services. On August 16, 2002, Mercury Select Growth Fund merged back into the Large Cap Growth Opportunities Fund. Effective January 31, 2005, the Turner Large Cap Growth Opportunities Fund changed its name to the Strategic Growth Fund. Historical information for the Strategic Growth Fund includes both the Large Cap Growth Opportunities Fund and the Mercury Select Growth Fund.

On January 29, 1999, the Micro Cap Growth Fund acquired all of the assets and liabilities of the Alpha Select Turner Micro Cap Growth Fund. Historical information presented for the Micro Cap Growth Fund includes to the Alpha Select Turner Micro Cap Growth Fund. On September 13, 2001, the B2B E-Commerce Fund became the New Enterprise Fund and the shareholders of the Wireless & Communications Fund approved a reorganization of the Wireless & Communications Fund into the New Enterprise Fund. Accordingly, historical information presented for the New Enterprise Fund includes to the B2B E-Commerce Fund and the Wireless & Communications Fund. Capitalized terms not defined herein are defined in the Prospectuses offering shares of the Funds.

INVESTMENT OBJECTIVES
TURNER LARGE CAP GROWTH FUND: The Large Cap Growth Fund seeks long-term capital appreciation.

TURNER STRATEGIC GROWTH FUND: The Strategic Growth Fund seeks capital appreciation.

TURNER MIDCAP GROWTH FUND:  The Midcap Growth Fund seeks capital appreciation.

TURNER SMALL CAP GROWTH FUND: The Small Cap Growth Fund seeks capital appreciation.

TURNER MICRO CAP GROWTH FUND: The Micro Cap Growth Fund seeks capital appreciation.

TURNER SMALL CAP EQUITY FUND: The Small Cap Equity Fund seeks long-term capital growth.

TURNER TECHNOLOGY FUND: The Technology Fund seeks long-term capital appreciation.

TURNER CONCENTRATED GROWTH FUND: The Concentrated Growth Fund seeks long-term capital appreciation.

TURNER NEW ENTERPRISE FUND: The New Enterprise Fund seeks long-term capital appreciation.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

TURNER LARGE CAP GROWTH FUND: The Large Cap Growth Fund (formerly the Select Growth Equity Fund and the Disciplined Large Cap Growth Fund) invests primarily (and, under normal conditions, at least 80% of its total assets) in common stocks and other U.S. companies with very large market capitalizations (I.E., over $10 billion) that Turner believes have strong earnings growth potential. The Fund may also purchase securities of smaller companies that offer growth potential. The Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Russell Top 200 Growth Index.

TURNER STRATEGIC GROWTH FUND: The Strategic Growth Fund invests primarily in common stocks and other equity securities of U.S. companies with mid- to large market capitalizations that Turner believes have strong earnings growth potential. Mid- to large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 1000 Growth Index, the Fund's current benchmark. Any remaining assets may be invested in securities of mid- to large- capitalization companies, warrants and rights to purchase common stocks, and the Fund may invest up to 10% of its total assets in American Depositary Receipts. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies and foreign securities.

TURNER MIDCAP GROWTH FUND: The Midcap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have medium market capitalizations that Turner believes to have strong earnings growth potential. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index (the "Midcap Growth Index"). The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Midcap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 10% of its total assets in American Depositary Receipts ("ADRs"). The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies.

TURNER SMALL CAP GROWTH FUND: The Small Cap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a diversified portfolio of common stocks of issuers with small market capitalizations that Turner believes to have strong earnings growth potential. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Growth Index (the "2000 Growth Index"). The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the 2000 Growth Index (or such other appropriate index selected by Turner). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MICRO CAP GROWTH FUND: The Micro Cap Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a diversified portfolio of common stocks of issuers with very small market capitalizations that Turner believes to have strong earnings growth potential. Micro cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the lower range of those market capitalizations of companies included in the 2000 Growth Index, particularly those under $500 million. The Fund seeks to purchase securities that are well diversified across economic sectors. The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in micro cap stocks of foreign issuers and in ADRs.

The Micro Cap Growth Fund invests in some of the smallest, most dynamic publicly-traded companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential.

The Micro Cap Growth Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of micro capitalization stocks. To manage risk and improve liquidity, Turner expects to invest in numerous small, publicly traded companies, representing a broad cross-section of U.S. industries.

TURNER SMALL CAP EQUITY FUND: The Small Cap Equity Fund invests substantially all of its assets (at least 80% under normal market conditions) in equity securities of small capitalization companies that the Adviser believes have the potential for long-term growth and that are attractively priced. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Index.

The Fund will invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIM looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIM believes can generate and sustain long-term growth.
TIM employs a quantitative approach to determine whether a company's share price reflects its perceived value.

TURNER TECHNOLOGY FUND: The Technology Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of technology companies. The Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers and ADRs.

The Technology Fund invests in dynamic, publicly-traded technology companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small technology companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Turner will seek to capture these price increases. Most of the technology companies that the Fund will invest in will be located in the U.S.

The Technology Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many technology stocks. To manage risk and improve liquidity, Turner expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign technology companies.

TURNER CONCENTRATED GROWTH FUND: The Concentrated Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of 15 to 30 common stocks of issuers in different sectors and capitalization ranges that Turner believes to have strong earnings growth potential. Any remaining assets may be invested in warrants and rights to purchase common stocks, convertible and preferred stocks, and ADRs. The Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may also purchase shares of other investment companies and foreign securities.

TURNER NEW ENTERPRISE FUND: The Turner New Enterprise Fund invests in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. The Fund generally invests in stocks of mid to large capitalization companies, and will generally purchase the securities of companies with market capitalizations of at least $1 billion, though it may invest in companies of any size. The Fund focuses on companies that Turner believes are positioned for accelerated growth of revenue and earnings ("New Enterprise companies"). The Fund seeks to invest in companies in rapidly growing industries such as business services, computer and digital products, financial services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for rapid earnings growth because of management changes, new products, or changes in the economy also may be attractive investments for the Fund. The New Enterprise Fund may also regularly invest up to 25% of its assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available.

The New Enterprise Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, ADRs (up to 10% of the New Enterprise Fund's assets) and shares of other investment companies.

The New Enterprise Fund invests in rapidly growing, dynamic, publicly-traded companies. In many cases, these companies offer recently developed products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the smaller New Enterprise companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Turner will seek to capture these price increases. Substantially all of the companies that the Fund will invest in will be located in the U.S.

The New Enterprise Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of some New Enterprise company stocks. To manage risk and improve liquidity, Turner invests in numerous publicly-traded companies, representing a broad cross-section of U.S. New Enterprise companies.

The smaller capitalization companies the New Enterprise Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Such stocks also may not be as liquid as larger capitalization stocks. Therefore, such stocks may be volatile, and the price movements of the Fund's shares may reflect that volatility.

GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund, except the Large Cap Growth and Midcap Growth Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by a nationally recognized statistical rating organization (a "NRSRO") and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below unless otherwise indicated.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Funds may also invest in sponsored or unsponsored, European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). EDRs also represent securities of foreign issuers and are designed for use in European markets. A GDR represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Large Cap Growth Fund and Midcap Growth Fund will not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (E.G., collateralized mortgage obligations ("CMOs")), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interest and principal securities ("STRIPs")), privately issued stripped securities (E.G., TGRs, TRs, and CATs). See below for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. An investment in a Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, Turner or TIM will review the situation and take appropriate action.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. Forward foreign currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. At the maturity of a forward contract, the Fund may either sell a Fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when Turner or TIM anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

The New Enterprise Fund will not invest in forward foreign currency contracts.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. As permitted under this exclusion, each Fund may use futures contracts for "bona fide hedging purposes" within the meaning of CFTC regulations; provided, however, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed five percent of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

The New Enterprise Fund will not invest in futures contracts and options on futures contracts.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their 15% restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, Turner and TIM will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds advised by Turner or TIM. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian imposes a practical limit on the leverage these transactions create.

LOWER RATED SECURITIES

The Funds may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (I.E., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES: Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

PAYMENT EXPECTATIONS: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

TAXES: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the tax code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

NON-DIVERSIFICATION

The Large Cap Growth, Large Cap Growth Opportunities, Concentrated Growth, and New Enterprise Funds are non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although Turner or TIM generally does not intend to invest more than 5% of a Fund's assets in any single issuer (with the exception of securities that are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that each Fund be diversified (i.e., not invest more than 5% of its assets in the securities of any one issuer) as to 50% of its assets.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the

Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The New Enterprise Fund will not purchase options.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Advisers' investment strategies. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. Please refer to the table under the section "Portfolio Transactions" for each Fund's portfolio turnover rate.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.

In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Turner and TIM monitor compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

REVERSE DOLLAR ROLL TRANSACTIONS

Each Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's Custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to one or more securities lending agreements (each a "Lending Agreement"). Unless otherwise agreed, security loans made pursuant to a Lending Agreement are required at all times to be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. Collateral is marked to market daily. The Funds receive an annual fee for their participation in a Lending Agreement, and cash collateral received may be invested pursuant to terms approved by the Trust's Board of Trustees. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

SHORT SALES AGAINST THE BOX

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TELECOMMUNICATIONS SECURITIES

The economic prospects of telecommunications companies can dramatically fluctuate due to regulatory and competitive environment changes around the world. Most products or services provided by telecommunications companies require substantial investment and are subject to competitive obsolescence. Telecommunications companies are particularly subject to political and currency risks. Changes in governmental policies, such as telephone and cable regulations, and the need for regulatory approvals may have an adverse effect on the products, services and securities of telecommunications companies. Some telecommunications companies may not have an established history of revenue or earnings at the time of purchase. As a result, dividend income, if any, is likely to be incidental.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain federal agencies, such as the GNMA, have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (E.G., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (E.G., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interested and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust's Board has adopted policies and procedures concerning the disclosure of the portfolio holdings of the Funds. The policies and procedures provided that the Trust and its service providers will only disclose information concerning securities held in the Trust's portfolios under the following circumstances: (i) fifteen business days after the end of each calendar month, the Trust's administrator will post the securities held by each of the Trust's portfolios on the Trust's website; (ii) the Trust or a service provider may disclose the Trust's portfolio securities holdings to selected third parties when the Trust has a legitimate business purpose for doing so; and (iii) as required by the federal securities laws, including the 1940 Act, the Trust shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR and N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Examples of legitimate business purposes under which disclosure of the Trust's portfolio securities may be appropriate include, but are not limited to: disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Trust's investment advisers; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust; or disclosure to a rating or ranking organization.

Prior to the disclosure of the Trust's portfolio holdings to a selected third party for a legitimate business purpose, such third party shall be required to execute a confidentiality agreement and shall not trade on such information. Neither the Trust, a service provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Trust's portfolio securities.

With respect to the monthly disclosure of portfolio holdings on the Trust's website, the Trust's administrator is authorized to prepare and post to the Trust's website its portfolio holdings and is also responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Trust's portfolio holdings, the Trust's President, or TIP's President, will be authorized to disclose such information.

In order to ensure that the disclosure of the Trust's portfolio securities is in the best interests of the Trust's shareholders and to avoid any potential or actual conflicts of interest with the Trust's service providers, or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Trust's portfolio securities for legitimate business purposes must be approved by the Trust's Board of Trustees in advance of such disclosure. This requirement will not apply to the disclosure of the Trust's portfolio securities to the Trust's existing service providers of auditing, custody, proxy voting and other services to the Trust in connection with the provision of their services to the Trust, or as otherwise provided in the policies and procedures.

 The Board will receive quarterly reports from the service providers stating whether disclosures were made concerning the Trust's portfolio holdings in contravention of the policies and procedures during the previous quarter, and if so, such report must describe to whom and under what circumstance such disclosures were made

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Large Cap Growth, Strategic Growth or Concentrated Growth Funds.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Strategic Growth Fund or the Technology Fund. These Funds invest 25% or more of their total assets in securities of issuers conducting their principal business activities in the same industry. To that extent, these two Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry. A description of the industries in which each Fund concentrates its investments can be found in the "Investment Policies" section beginning on page [S-5].

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

9. With respect to the Strategic Growth Fund, concentrate its investments in the securities of issuers in the same industry. For purposes of this fundamental investment policy number 9, the staff of the SEC considers a fund to concentrate its investments in issuers in a particular industry if the fund invests more than 25% of its assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks or (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 6 above, the Funds may borrow money from banks as permitted under the 1940 Act.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and
(iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act except that, in the case of the Turner Small Cap Equity Fund, such funds may in connection with their onset of operations invest without regard to this limitation to the extent that they otherwise may rely on the provisions of Section 12(d)(1)(F) of the Investment Company Act of 1940.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Enter into futures contracts and options on futures contracts except as permitted by guidelines in this SAI.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISERS

Turner, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

TIM, 100 Pearl Street, 12th Floor, Hartford, CT 06103, serves as investment adviser for the Small Cap Equity Fund. TIM is an SEC registered investment adviser. Robert E. Turner is the Chairman of TIM. TIM is primarily owned by Turner, its controlling shareholder.

As of December 31, 2004, Turner had discretionary management authority with respect to over $[__] billion of assets. Turner has provided investment advisory services to investment companies since 1992.

Turner and TIM serve as the investment advisers for their respective Funds under separate investment advisory agreements (the "Advisory Agreements"). Under the Advisory Agreements, Turner and TIM make the investment decisions for the assets of their Funds and continuously review, supervise and administer each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Advisory Agreements provide that Turner and TIM shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard of their obligations or duties thereunder.

The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to Turner or TIM but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, Turner or TIM will bear the amount of such excess. Turner and TIM will not be required to bear expenses of any Fund to an extent that would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of an Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. An Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisers, or by the Advisers on 90 days' written notice to the Trust.

For the fiscal years ended September 30, 2002, 2003 and 2004, the Funds paid (waived) the following advisory fees and reimbursed the following expenses:

[UPDATE]

-------------------------------------------------------------------------------------------------------------------
                                        ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                              -------------------------------------------------------------------------------------
                               2002             2003           2004            2002           2003          2004
-------------------------------------------------------------------------------------------------------------------

  Large Cap Growth Fund         $358,991        $258,932       $               $0             $149,016
-------------------------------------------------------------------------------------------------------------------
  Strategic Growth Fund(1)     ($349,613)       $19,913                        $354,289       $3,174
-------------------------------------------------------------------------------------------------------------------
  Midcap Growth Fund           $5,322,016       $4,551,200                     $0             $0
-------------------------------------------------------------------------------------------------------------------
  Small Cap Growth Fund        $2,199,745       $1,460,677                     $85,832        $153,231
-------------------------------------------------------------------------------------------------------------------
  Micro Cap Growth Fund        $2,022,908       $1,905,452                     $64,075        $26,397
-------------------------------------------------------------------------------------------------------------------
  Small Cap Equity Fund        ($10,628)        $24,186                        $12,451        $63,269
-------------------------------------------------------------------------------------------------------------------
  Technology Fund              $146,416         $73,847                        $31,579        $19,972
-------------------------------------------------------------------------------------------------------------------
  Concentrated Growth Fund     $411,224         $293,228                       $0             $85,126
-------------------------------------------------------------------------------------------------------------------
  New Enterprise Fund          $1,281           $15,514                        $46,554        $38,398
-------------------------------------------------------------------------------------------------------------------

*    Not in operation during the period.
(1) From June 19, 2000 until August 17, 2002, the Fund operated as the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc. Fund Asset Management, L.P. served as the Fund's investment adviser, and Turner served as the sub-adviser. Of these amounts, $341,317 and $8,296 were reimbursed by Fund Asset Management and Turner, respectively.

As described in the Funds' Prospectus, the Concentrated Growth, Technology and New Enterprise Funds are subject to base investment advisory fees that may be adjusted if a Fund outperforms or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of these Funds:

--------------------------------------------------------------------------------------------------------------
                                                                                                HIGHEST /
                                                                                                LOWEST
                                                     BASE       REQUIRED        ANNUAL          POSSIBLE
                                                     ADVISORY   EXCESS          ADJUSTMENT      ADVISORY
FUND                       BENCHMARK                 FEE        PERFORMANCE     RATE            FEE
--------------------------------------------------------------------------------------------------------------
Concentrated Growth Fund   S&P 500 Index             1.10%      +/- 2.50%       +/- 0.40%       1.50% / 0.70%
--------------------------------------------------------------------------------------------------------------
Technology Fund            PSE Technology Index      1.10%      +/- 2.00%       +/- 0.40%       1.50% / 0.70%
--------------------------------------------------------------------------------------------------------------
New Enterprise Fund        Nasdaq Composite Index    1.10%      +/- 2.50%       +/- 0.40%       1.50% / 0.70%
--------------------------------------------------------------------------------------------------------------

Each Fund's base fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month plus the previous 11 months (the "performance period"). Each Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over the performance period. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Concentrated Growth Fund's average net assets over a 12-month period ending March 31 is $50,000,000, and that it is not a leap year. The Concentrated Growth Fund's base fee for March is $46,712 ($50,000,000 x 1.10%, x 31/365). If the Concentrated Growth Fund outperformed (or underperformed) the S&P 500 Index by 2.50% or less over this performance period, then there is no adjustment to the Fund's base fee. If the Concentrated Growth Fund outperformed (or underperformed) the S&P 500 Index by more than 2.50% over this performance period, then Turner's advisory fees would increase (or decrease) by $16,986 ($50,000,000 x 0.40%, x 31/365).

Because the adjustment to each Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENTS

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from Turner and TIM. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting, the Board requested and received written materials from the Advisers about (a) the quality of their investment management and other services; (b) the Advisers' investment management personnel; (c) the Advisers' operations and financial condition; (d) the Advisers' brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees that the Advisers charge the Funds compared with the fees they charge to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisers' profitability from its Fund-related operations; (h) the Advisers' compliance systems; (i) the Advisers' policies on and compliance procedures for personal securities transactions; (j) the Advisers' reputation, expertise and resources in domestic financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from the Advisers presented additional oral and written information to the Trustees to help them evaluate the Advisers' fees and other aspects of their Advisory Agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and the Advisers oral presentation and any other information that the Trustees received at the meeting, and deliberated on the approval of the Advisers' Advisory Agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Advisers' Advisory Agreements were fair and reasonable; (b) concluded that the Advisers' fees are reasonable in light of the services that they provide to the Funds; and (c) agreed to renew the Agreements for another year.

THE ADMINISTRATOR

The Trust and Turner (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Administration Agreement, Turner may enter into agreements with service providers to provide administration services to the Trust. The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

SEI Investments Global Funds Services ("SIGFS") serves as the Trust's Sub-Administrator. SIGFS has its principal business offices at One Freedom Valley Drive, Oaks, PA 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in SIGFS. SEI Investments and its subsidiaries and affiliates, including SIMC, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

For the fiscal years ended September 30, 2002, 2003 and 2003 the Funds paid the following administrative fees (net of waivers):

[UPDATE]

--------------------------------------------------------------------------------
                                         ADMINISTRATIVE FEES PAID
                            ----------------------------------------------------
                               2002               2003                2004
--------------------------------------------------------------------------------

Large Cap Growth Fund          $87,554            $98,083
--------------------------------------------------------------------------------
Strategic Growth Fund          $19,307(1)         $4,437
--------------------------------------------------------------------------------
Midcap Growth Fund             $1,037,583         $874,911
--------------------------------------------------------------------------------
Small Cap Growth Fund          $335,002           $232,742
--------------------------------------------------------------------------------
Micro Cap Growth Fund          $305,019           $278,534
--------------------------------------------------------------------------------
Small Cap Equity Fund          $2,116             $13,281
--------------------------------------------------------------------------------
Technology Fund                $37,302            $21,593
--------------------------------------------------------------------------------
Concentrated Growth Fund       $86,114            $50,107
--------------------------------------------------------------------------------
New Enterprise Fund            $9,551             $8,552
--------------------------------------------------------------------------------

*    Not in operation during the period.
(1) From June 19, 2000 until August 19, 2002, the Fund operated as the Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc., whose administrator was Fund Asset Management, L.P. Of this amount, $18, 379 was paid to Fund Asset Management (all of which was waived) and $928 was paid to Turner.

DISTRIBUTION AND SHAREHOLDER SERVICES

The Funds' shares are offered on a continuous basis by Constellation Investment Distribution Company Inc. (the "Distributor"). The Distributor has agreed to use appropriate efforts to solicit purchase orders. The Distributor's principal place of business is 1205 Westlakes Drive, Suite 240, Berwyn, PA 19312. Formerly, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments, served as distributor to the Funds.

The Distribution Agreement between the Trust and Constellation shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually after the initial two year period. The Distribution Agreement may be terminated by: (i) the Distributor; (ii) a majority vote of the Trustees who are not interested persons (as that term is defined in the 1940
Act) and have no financial interest in the Distribution Agreement; or (iii) by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Midcap Growth Fund, Small Cap Growth Fund and Small Cap Equity Fund have adopted a Distribution and Shareholder Service Plan for Shares (the "Class II Plan") under which firms, including the Distributor, that provide shareholder and distribution services may receive compensation. Under the Class II Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. The Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties.

In addition, the Funds may enter into such arrangements directly. Under the Class II Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor is entitled to receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of distribution services, including: (i) compensation for its services in connection with distribution assistance; or
(ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. In addition, under the Class II Plan, the Distributor is entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or service providers; (iv) responding to inquiries from shareholders concerning their investment in the Trust; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Trust; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders.

For the fiscal year ended September 30, 2004, the Funds paid the following in Distribution and Shareholder Servicing fees:

--------------------------------------------------------------------------------
                                                    2004
                           -----------------------------------------------------
                                                        SHAREHOLDER SERVICING
                           DISTRIBUTION FEES PAID       FEES PAID
--------------------------------------------------------------------------------
Midcap Growth Fund -
  Class II Shares          $2,000                       $2,000
--------------------------------------------------------------------------------
Small Cap Equity Fund -
  Class II Shares          $53,000                      --
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts and the U.S. The Trustees have approved contracts under which, as described above, certain and the U.S. companies provide essential management services to the Trust.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

--------------------------------------------------------------------------------------------
                                                            NUMBER OF
                POSITION HELD                             PORTFOLIOS IN
    NAME,        WITH TRUST                                  COMPLEX          OTHER
ADDRESS AND    AND LENGTH OF     PRINCIPAL OCCUPATION(S)   OVERSEEN BY    DIRECTORSHIPS
   AGE(1)        SERVICE(2)        DURING PAST 5 YEARS       TRUSTEE           HELD
--------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*
--------------------------------------------------------------------------------------------
Robert E.      Trustee (since    Chairman and Chief             9
Turner         1996)             Investment Officer, Turner
(48)                             (since 1990).
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
* Mr. Turner is deemed to be an "Interested Trustee" by virtue of his relationship with Turner.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Alfred C.      Chairman of       Treasurer, Thomas Jefferson    9         Trustee,
Salvato        the Board         University Health Care                   Constellation
(46)           (since 2004);     Pension Fund (since 1995).               Funds Group
               Trustee (since
               1996)
--------------------------------------------------------------------------------------------
Janet F.       Trustee (since    Consultant (since 1999);       9         Trustee,
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Sansone (59)   1996)             Senior Vice-President of                 Constellation
                                 Human Resources, Frontier                Funds Group
                                 Corporation
                                 (telecommunications
                                 company) (1993-1999).
--------------------------------------------------------------------------------------------
John T.        Trustee (since    Dean and Professor, Loyola     9
Wholihan       1996)             Marymount University (since
(66)                             1984); Director, TDK
                                 Mediactive (software
                                 publisher).
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Thomas R.      President         Chief Operating Officer
Trala, Jr.     (since 1994)      (since 2004) and Chief
(37)                             Financial Officer (since
                                 1995), Turner.
--------------------------------------------------------------------------------------------
Peter Golden   Controller and    Director, Fund Accounting,
SEI            Chief             SEI Investments (since 2001);
Investments,   Financial         Vice-President of Fund
One Freedom    Officers          Administration, J.P. Morgan
Valley Drive,  (since 2001)      Chase & Co. (2000 to 2001);
Oaks, PA                         Vice-President, Fund and
19456                            Pension Accounting, Chase
(40)                             Manhattan Bank (1997 to 2000).
--------------------------------------------------------------------------------------------
Lydia Gavalis  Vice-President    Vice-President and Assistant
SEI            and Assistant     Secretary, SEI Investments
Investments,   Secretary         (since 1998).
One Freedom    (since 1999)
Valley Drive,
Oaks, PA
19456
(40)
--------------------------------------------------------------------------------------------
William E.     Vice-President    Vice-President and Assistant
Zitelli, Jr.   and Assistant     Secretary, SEI Investments
SEI            Secretary         (since August 2000); Vice-
Investments,   (since 2000)      President, Merrill Lynch &
One Freedom                      Co. Asset Management Group
Valley Drive,                    (1998-2000).
Oaks, PA
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
19456
(36)
--------------------------------------------------------------------------------------------
Timothy D.     Vice-President    Vice-President and Assistant
Barto          and Assistant     Secretary, SEI Investments
SEI            Secretary         (since December 1999);
Investments,   (since 2000)      Associate, Dechert LLP (law
One Freedom                      firm) (1997-1999).
Valley Drive,
Oaks, PA
19456
(36)
--------------------------------------------------------------------------------------------
Christine M.   Vice-President    Vice-President and Assistant
McCullough     and Assistant     Secretary, SEI Investments
SEI            Secretary (since  (since December 1999);
Investments,   2000)             Associate, White and
One Freedom                      Williams LLP (law firm)
Valley Drive,                    (1991-1999).
Oaks, PA
(43)
--------------------------------------------------------------------------------------------
Brian F.       Vice-President    General Counsel (since 2004)
McNally        (since 2002),     and Deputy General Counsel
(46)           Secretary and     (since 2002), Turner;
               Chief             Assistant General Counsel,
               Compliance        Bank of America (1997-
               Officer (since    2002).
               2004)
--------------------------------------------------------------------------------------------

(1) Each Trustee and executive officer, unless noted otherwise, may be contacted by writing to such Trustee or officer c/o Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: Turner General Counsel.

(2) Each Trustee serves until his or her respective successor has been duly elected and qualified. Each officer serves a one-year term.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the non-interested Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence;
    (iii) serving as a channel of communication between the independent auditor and the Trustees; (iv) reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Sub-Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (v) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vi) considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; (vii) reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (viii) other audit related matters. Messrs. Salvato and Wholihan and Ms. Sansone currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary and met [___] times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of Messrs. Salvato and Wholihan and Ms. Sansone and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the full Board. The Fair Value Pricing Committee meets periodically, as necessary, and met [___] times in the most recently completed fiscal year.

FUND SHARES OWNED BY TRUSTEES. The following table shows a dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Turner Funds as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1933 Act.

[UPDATE]
--------------------------------------------------------------------------------
Name                   Dollar Range of Fund Shares (Fund)    Aggregate Dollar
                                                             Range of Shares
                                                             (All Funds)
--------------------------------------------------------------------------------
Robert Turner          $                                     over $100,000
--------------------------------------------------------------------------------
Alfred C. Salvato      $0                                    $0
--------------------------------------------------------------------------------
Janet F. Sansone       $                                     $1-$10,000
--------------------------------------------------------------------------------
John T. Wholihan       $                                     $1-$10,000
--------------------------------------------------------------------------------

OWNERSHIP IN SECURITIES OF TURNER AND RELATED COMPANIES. As reported to the Fund, the information in the following table reflects ownership by the non-interested Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Funds' Advisers or Distributor of the Fund and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with the Funds' Advisers or Distributor.

----------------------------------------------------------------------------------------
                                                          VALUE OF          PERCENT OF
                     OWNER AND                            SECURITIES ON     CLASS ON AN
                     RELATIONSHIP             TITLE OF    AN AGGREGATE      AGGREGATE
TRUSTEE              TO TRUSTEE     COMPANY   CLASS       BASIS             BASIS
----------------------------------------------------------------------------------------
Alfred C. Salvato    N/A            N/A       N/A         N/A               N/A
----------------------------------------------------------------------------------------
Janet F. Sansone     N/A            N/A       N/A         N/A               N/A
----------------------------------------------------------------------------------------
John T. Wholihan     N/A            N/A       N/A         N/A               N/A
----------------------------------------------------------------------------------------

[UPDATE COMPENSATION INFO]
The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of the Adviser. The independent Trustees receive an annual retainer of $16,000 payable quarterly. In addition, independent Trustees receive $2,000 for each regular or special in person board meeting and $1,000 for any special board meeting held by telephone, $500 for each audit committee meeting and $250 per fair value telephone meeting (maximum of $1,000 payable in any 12 month period). Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2002, there were four regular meetings and three special meetings of the Board of Trustees. The then current Trustees received the following compensation from the Trust:

--------------------------------------------------------------------------------
                                                              TOTAL
                     AGGREGATE        PENSION OR              COMPENSATION
                     COMPENSATION     RETIREMENT              FROM TRUST AND
                     FROM TRUST FOR   BENEFITS    ESTIMATED   FUND COMPLEX
                     THE FISCAL YEAR  ACCRUED AS  ANNUAL      PAID TO TRUSTEES
                     ENDED            PART OF     BENEFITS    FOR THE FISCAL
NAME OF PERSON,      SEPTEMBER 30,    FUND        UPON        YEAR ENDED
POSITION             2004             EXPENSES    RETIREMENT  SEPTEMBER 30, 2004
--------------------------------------------------------------------------------
Robert Turner(1)     $0               N/A         N/A         $0
--------------------------------------------------------------------------------
Alfred C. Salvato(2) $                N/A         N/A         $
--------------------------------------------------------------------------------
Janet F. Sansone(2)  $                N/A         N/A         $
--------------------------------------------------------------------------------
John T. Wholihan(2)  $                N/A         N/A         $
--------------------------------------------------------------------------------
(1) Robert Turner is a Trustee who may be deemed to be an "interested person" of the Trust as the term is defined in the 1940 Act. Mr. Turner is interested by virtue of his controlling ownership interest in the Adviser. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of officers and interested persons of the Trust is paid by Turner.

(2)  Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The total return of a Fund, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula: P (1 + T)n = ATVD, where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVD = ending redeemable value as of the end of the designated time period, after taxes on fund distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 + T)n = ATVDR where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVDR = ending redeemable value as of the end of the designated time period, after taxes on fund distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST Systems, Inc., P.O. Box 219805, Kansas City, Missouri 64121-9805, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and may have to pay taxes on capital gains from the sale.

The Funds' net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, Turner, TIM, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Trust's Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

The Funds have not entered into any arrangements with any person permitting frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Fund's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectus. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax).

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that distributions will be sufficient to avoid this tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Advisers might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

The Funds receive income generally in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to a Fund's shares. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of each Fund's portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the Fund. Currently, the maximum tax rate on long-term capital gains is 15%.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold. Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes. Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

For corporate investors in a Fund, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

If any Fund fails to qualify as a RIC for any taxable year, it will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund's current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action beneficial to shareholders.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

PORTFOLIO TRANSACTIONS

Turner and TIM are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While Turner and TIM generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Turner and TIM seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

Turner and TIM may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to Turner and TIM. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Turner and TIM will be in addition to and not in lieu of the services required to be performed by Turner or TIM under the Advisory Agreements. If, in the judgment of Turner or TIM, a Fund or other accounts managed by Turner or TIM will be benefited by supplemental research services, Turner and TIM are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include: advice, either directly or through publications or writings, as to the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Turner and TIM will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that Turner or TIM will find all of such services of value in advising that Fund.

For the fiscal years ended September 30, 2002, 2003 and 2004, the Funds' portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                            PORTFOLIO TURNOVER RATE
                                 -----------------------------------------------
                                  2002              2003            2004
--------------------------------------------------------------------------------

  Large Cap Growth Fund           272.99%           201.35%         165.94%
--------------------------------------------------------------------------------
  Strategic Growth Fund           391.98%           282.15%         262.01%
--------------------------------------------------------------------------------
  Midcap Growth Fund -
  Class I Shares                  259.62%           208.80%         167.17%
--------------------------------------------------------------------------------
  Midcap Growth Fund -
  Class II Shares                 259.62%           208.80%         167.17%
--------------------------------------------------------------------------------
  Small Cap Growth Fund           188.34%           187.95%         151.02%
--------------------------------------------------------------------------------
  Micro Cap Growth Fund           88.89%            147.77%         122.45%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Small Cap Equity Fund           86.94%            287.39%         362.59%
--------------------------------------------------------------------------------
  Technology Fund                 734.40%           523.75%         331.52%
--------------------------------------------------------------------------------
  Concentrated Growth Fund        1,182.61%         762.18%         498.78%
--------------------------------------------------------------------------------
  New Enterprise Fund             754.09%           451.37%         382.08%
--------------------------------------------------------------------------------

The brokerage commissions paid by each Fund for the fiscal years ended September 30, 2002, 2003 and 2004 were as follows:

[UPDATE]
--------------------------------------------------------------------------------
                                    TOTAL DOLLAR AMOUNT OF BROKERAGE
                                             COMMISSIONS PAID
                                ------------------------------------------------
                                 2002               2003             2004
--------------------------------------------------------------------------------
Large Cap Growth Fund            $403,036           $464,072
--------------------------------------------------------------------------------
Strategic Growth Fund            $67,469*           $40,119
--------------------------------------------------------------------------------
Midcap Growth Fund               $4,358,773         $5,372,589
--------------------------------------------------------------------------------
Small Cap Growth Fund            $1,613,092         $1,834,288
--------------------------------------------------------------------------------
Micro Cap Growth Fund            $694,744           $1,523,029
--------------------------------------------------------------------------------
Small Cap Equity Fund            $34,598            $136,878
--------------------------------------------------------------------------------
Concentrated Growth Fund         $1,659,988         $1,303,064
--------------------------------------------------------------------------------
Technology Fund                  $542,912           $566,347
--------------------------------------------------------------------------------
New Enterprise Fund              $144,701           $251,573
--------------------------------------------------------------------------------

* For the fiscal year October 1, 2000 to September 30, 2001, the brokerage commissions were paid by Mercury Select Growth Fund, a portfolio of Mercury Funds, Inc.

The brokerage commissions paid by each Fund to the Distributor for the fiscal years ended September 30, 2002, 2003 and 2004 were as follows: [UPDATE]
--------------------------------------------------------------------------------
                                     TOTAL DOLLAR AMOUNT OF BROKERAGE
                                    COMMISSIONS PAID TO THE DISTRIBUTOR
                                 -----------------------------------------------
                                 2002               2003               2004
--------------------------------------------------------------------------------
Large Cap Growth Fund            $115,200           $324,991
--------------------------------------------------------------------------------
Strategic Growth Fund            $2,135             $28,631
--------------------------------------------------------------------------------
Midcap Growth Fund               $552,302           $2,305,642
--------------------------------------------------------------------------------
Small Cap Growth Fund            $93,878            $1,039,331
--------------------------------------------------------------------------------
Micro Cap Growth Fund            $31,830            $395,297
--------------------------------------------------------------------------------
Small Cap Equity Fund            $10,199            $57,512
--------------------------------------------------------------------------------
Concentrated Growth Fund         $159,881           $729,143
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     TOTAL DOLLAR AMOUNT OF BROKERAGE
                                    COMMISSIONS PAID TO THE DISTRIBUTOR
                                 -----------------------------------------------
                                 2002               2003               2004
--------------------------------------------------------------------------------
Technology Fund                  $51,625            $396,907
--------------------------------------------------------------------------------
New Enterprise Fund              $8,861             $202,386
--------------------------------------------------------------------------------
For the fiscal year ended September 30, 2004, the percentage of brokerage commissions paid by each Fund to the Distributor, and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker were as follows:

[UPDATE]
--------------------------------------------------------------------------------
                                                         PERCENTAGE OF
                                                       FUND TRANSACTIONS
                                                           INVOLVING
                                 PERCENTAGE OF             COMMISSION
                              COMMISSIONS PAID TO         PAYMENTS TO
                                   DISTRIBUTOR            DISTRIBUTOR
--------------------------------------------------------------------------------
Large Cap Growth Fund            %                           %
--------------------------------------------------------------------------------
Strategic Growth Fund            %                           %
--------------------------------------------------------------------------------
Midcap Growth Fund               %                           %
--------------------------------------------------------------------------------
Small Cap Growth Fund            %                           %
--------------------------------------------------------------------------------
Micro Cap Growth Fund            %                           %
--------------------------------------------------------------------------------
Small Cap Equity Fund            %                           %
--------------------------------------------------------------------------------
Concentrated Growth Fund         %                           %
--------------------------------------------------------------------------------
Technology Fund                  %                           %
--------------------------------------------------------------------------------
New Enterprise Fund              %                           %
--------------------------------------------------------------------------------

The total amount of securities of Broker/Dealers held by each Fund for the fiscal year ended September 30, 2004 were as follows:

[UPDATE]


---------------------------------------------------------------------------------------------------
                                                                  TOTAL AMOUNT
                                                                 OF SECURITIES
  FUND                            NAME OF BROKER/DEALER           HELD BY FUND    TYPE OF SECURITY
---------------------------------------------------------------------------------------------------

  Large Cap Growth Fund           Charles Schwab                  $1,265,199            Equity
---------------------------------------------------------------------------------------------------
                                  Goldman Sachs Group             $953,943              Equity
---------------------------------------------------------------------------------------------------
                                  Morgan Stanley Dean Witter      $1,296,822            Equity
---------------------------------------------------------------------------------------------------
                                  ANB Amro Holdings H.V.          $1,288,670            Debt
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                  TOTAL AMOUNT
                                                                 OF SECURITIES
  FUND                            NAME OF BROKER/DEALER           HELD BY FUND    TYPE OF SECURITY
---------------------------------------------------------------------------------------------------
  Strategic Growth Fund           Charles Schwab                  $29,775               Equity
---------------------------------------------------------------------------------------------------
                                  Goldman Sachs Group             $60,408               Equity
---------------------------------------------------------------------------------------------------
                                  Morgan Stanley Dean Witter      $81,099               Debt
---------------------------------------------------------------------------------------------------
  Midcap Growth Fund              Ameritrade Holding              $7,535,588            Equity
---------------------------------------------------------------------------------------------------
                                  Bear Stearns                    $5,666,100            Equity
---------------------------------------------------------------------------------------------------
                                  Jeffries Group                  $3,079,700            Equity
---------------------------------------------------------------------------------------------------
                                  Legg Mason                      $7,429,380            Equity
---------------------------------------------------------------------------------------------------
                                  ANB Amro Holdings H.V.          $18,443,631           Debt
---------------------------------------------------------------------------------------------------
  Small Cap Growth Fund           Investment Technology Group     $985,277              Equity
---------------------------------------------------------------------------------------------------
                                  Jeffries Group                  $1,083,875            Equity
---------------------------------------------------------------------------------------------------
                                  Knight Trading Group            $1,068,285            Equity
---------------------------------------------------------------------------------------------------
  Micro Cap Growth Fund           ANB Amro Holdings H.V.          $17,768,589           Debt
---------------------------------------------------------------------------------------------------
  Small Cap Equity Fund           Morgan Stanley Dean Witter      $912,035              Debt
---------------------------------------------------------------------------------------------------
  Technology Fund                 Charles Schwab                  $448,769              Equity
---------------------------------------------------------------------------------------------------
  Concentrated Growth Fund        Charles Schwab                  $2,061,026            Equity
---------------------------------------------------------------------------------------------------
                                  Goldman Sachs Group             $545,350              Equity
---------------------------------------------------------------------------------------------------
                                  Morgan Stanley Dean Witter      $2,025,464            Equity
---------------------------------------------------------------------------------------------------
                                  ANB Amro Holdings H.V.          $3,736,432            Debt
---------------------------------------------------------------------------------------------------
  New Enterprise Fund             Ameritrade Holding              $283,500              Equity
---------------------------------------------------------------------------------------------------
                                  Morgan Stanley Dean Witter      $787,894              Debt
---------------------------------------------------------------------------------------------------

VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of series (I.E., portfolios) and shares of each series. Each share of a series represents an equal proportionate interest in that series with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes. All consideration received by the Trust for shares of any series or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for the Trustee's own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the

Declaration of Trust shall protect or indemnify a Trustee against any liability for the Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisers and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING
The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to TIM (with respect to the Small Cap Equity Fund only), and to Turner (with respect to each other
Fund). TIM and Turner will vote such proxies in accordance with their respective proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

Information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the 12-month period ended June 30, 2004, which was filed with the SEC on Form N-PX, is available without charge, upon request, by calling 1-800-224-6312 or by writing to Turner Funds at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. The Trust's report on Form N-PX is also available on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 19, 2004 the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

--------------------------------- ------------------------------------------- -----------------
                                               Name and Address                Percentage of
              Fund                           of Beneficial Owner               Fund's Shares
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Strategic Growth Fund      Charles Schwab & Co. Inc.                   36.74%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Carolyn Turner TR                           19.41%
                                  Robert E. Turner Jr. Trust
                                  9 Horseshoe Ln.
                                  Paoli, PA 19301-1909
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Robert E. Turner & Carolyn W. Turner        6.62%
                                  JTWROS
                                  9 Horseshoe Ln.
                                  Paoli, PA 19301-1909
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  FTC & Co.                                   8.22%
                                  Attn: Datalynx - House Account
                                  P.O. Box 173736
                                  Denver, CO 80217-3736
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Robert E. & Carolyn W. Turner Foundation    8.54%
                                  9 Horseshoe Ln.
                                  Paoli, PA 19301-1909
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp.           5.54%
                                  FBO Our Customers
                                  200 Liberty St.
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Midcap Growth Fund -       Charles Schwab & Co. Inc.                   34.31%
Class I Shares                    Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            26.71%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Midcap Growth Fund -       National Financial Services Corp            14.95%
Class II Shares                   FBO Our Customers
                                  82 Devonshire St
                                  Boston, MA 02109-3605
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------



                                      S-53

--------------------------------- ------------------------------------------- -----------------
                                               Name and Address                Percentage of
              Fund                           of Beneficial Owner               Fund's Shares
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Putnam Fiduciary Trust Co.                  62.25%
                                  FBO Plumbers & Steamfitters Local 21
                                  Annuity Fund
                                  Attn: OC Plan Admin
                                  1 Investors Way
                                  Norwood, MA 02062-1584
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Small Cap Growth Fund      Charles Schwab & Co. Inc.                   46.75%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            7.08%
                                  For the Exclusive Benefit of Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Southern California Edison Stock Savings    5.52%
                                  Plan by State Street Bank
                                  401(k) Plan
                                  P.O. Box 1992
                                  Boston, MA 02105-1992
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  The Vanguard Fiduciary Trust Co             8.59%
                                  P.O Box 2600 VM 613
                                  Attn Outside Funds
                                  Valley Forge, PA 19482-2600
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Micro Cap Growth Fund      Charles Schwab & Co. Inc.                   47.72%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            32.45%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Large Cap Growth Fund      Connecticut General Life Insurance Co.      84.41%
                                  Attn: Hector Flores H18D
                                  280 Trumbull St
                                  Hartford, CT 06103-3509
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  H.E.R.E. Local #54 Pension Plan             10.43%
                                  408 Layfette Bldg Fifth & Chestnut
                                  c/o William J. Kirkwood
                                  Philadelphia, PA 19106
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------



                                      S-54

--------------------------------- ------------------------------------------- -----------------
                                               Name and Address                Percentage of
              Fund                           of Beneficial Owner               Fund's Shares
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Small Cap Equity Fund      Wachovia Bank N.A.                          11.71%
                                  Omnibus REIN/REIN
                                  1525 W. WT Harris Blvd.
                                  Charlotte, N.C. 28288-0001
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Bank of Ireland Group US                    9.91%
                                  FBO Retirement Plan
                                  75 Holly Hill Ln
                                  Greenwich, CT 06830-6098
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Charles Schwab & Co. Inc.                   42.53%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Fleet Nat'l Bank                            4.76%
                                  FBO Waters Corp Pension Plan
                                  P.O. Box 92800 Rochester, NY 14692-8900
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Town of Manchester CT                       5.61%
                                  Pension Fund FBO A. Desmarais
                                  41 Center St.
                                  Manchester, CT 06040-5090
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Concentrated Growth Fund   Charles Schwab & Co. Inc.                   12.68%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            6.80%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  AST Trust Company                           17.45%
                                  FBO Sheet Metal Works Annuity Fund of
                                  Local Union #19
                                  2390 E. Camelback Rd., Ste. 240
                                  Phoenix, AZ 85016-3434
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  First Union National Bank                   13.70%
                                  FBO IBEW98 PE TIP FUND
                                  1525 West WT Harris Blvd
                                  Charlotte, NC 28262-8522
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------


                                      S-55

--------------------------------- ------------------------------------------- -----------------
                                               Name and Address                Percentage of
              Fund                           of Beneficial Owner               Fund's Shares
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Connecticut General Life Insurance Co.      8.15%
                                  Attn Hector Flores H18D
                                  280 Trumbull St
                                  Hartford, CT 06103-3509
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Technology Fund            Charles Schwab & Co. Inc.                   36.01%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            15.70%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Investor Services FBO              5.94%
                                  55 Water Street, 32nd Floor
                                  New York, NY 10041-3299
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner New                        Charles Schwab & Co. Inc.                   55.35%
Enterprise Fund                   Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            12.09%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------


CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT AUDITORS

[_____________] LLP served as the Trust's independent auditors for the periods ended September 30, 2004. [______________], LLP is located at
[________________________________]. Effective November 19, 2004, the Trust's new
independent auditors are [________] LLP, who are located at [____________________].

LEGAL COUNSEL

Drinker Biddle & Reath LLP, located at One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Trust's Financial Statements for the fiscal year ended September 30, 2004, including the Report of Independent Auditors, are included in the Trust's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Trust at 1-800-224-6312 or by writing to Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website http://www.sec.gov.

                                   APPENDIX A
                              RATINGS DESCRIPTIONS

The following descriptions are summaries of published ratings.

SHORT-TERM CREDIT RATINGS
-------------------------

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings, Inc. ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an "R-1
(high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition which DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for timely repayment of short-term liabilities.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)" - Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios are not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

         "R-2 (middle) - Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated R-2 (low) is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-2 (low) category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-3 (high)", "R-3 (middle)", "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

         "D" - Short-term debt rated "D" is in arrears. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         "r" - The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         "N.R." - An "N.R." attached to an obligation indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


         The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

         "AA" - Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated "AAA" only to a small degree. Given the extremely restrictive definition which DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with "AA"-rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

         "BBB" - Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" - Bonds rated "BB" are defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification and competitive strength are additional negative considerations.

         "B" - Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC" / "CC" / "C" - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term bonds rated "B". Long-term bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "CCC" to "C" categories, with "CC" and "C" normally used for lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

         "D" - Long-term debt rated "D" is in arrears. A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             o   "Positive" means that a rating may be raised.
             o   "Negative" means that a rating may be lowered.
             o   "Stable" means that a rating is not likely to change.
             o   "Developing" means a rating may be raised or lowered.
             o   "N.M." means not meaningful.

MOODY'S

        WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (UPG), on review for possible downgrade (DNG) or more rarely with direction uncertain (UNC). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

        RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (POS), Negative
(NEG), Stable (STA) and Developing (DEV -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A RUR (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, NOO (No Outlook) may be displayed.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

RATING TRENDS

         Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

RATING ACTIONS

         In addition to confirming or changing ratings, other DBRS rating actions include:

          SUSPENDED RATINGS: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

         Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

         DISCONTINUED RATINGS: When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

         RATINGS "UNDER REVIEW" : In practice, DBRS maintains continuous surveillance of the entities it rates and therefore, all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

         Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the issuer/security. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

                                   APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES
                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy

Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:


[update contact person]
c/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  This 1st day of July, 2003

                            PART C: OTHER INFORMATION

Item 22.  Exhibits

         (a)(1) Agreement and Declaration of Trust of the Registrant dated January 26, 1996 is incorporated by reference to Exhibit 1 of the Registrant's Registration Statement as filed on February 1, 1996.
         (a)(2) Certificate of Amendment to Agreement and Declaration of Trust dated March 28, 1997 is incorporated by reference to
                    Exhibit 1(a) of the Registrant's Post-Effective Amendment No. 5 as filed on April 10, 1997.
         (a)(3) Certificate of Amendment to the Agreement and Declaration of Trust dated August 17, 2001 is incorporated by reference to Exhibit a(3) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.
         (b) By-Laws are incorporated by reference to Exhibit 2 of the Registrant's Registration Statement as filed on February 1, 1996.
         (c)        Not applicable.

         (d)(1) Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc. is incorporated by reference to Exhibit 5(a) of the Registrant's Post-Effective Amendment No. 4 as filed on January 28, 1997.
         (d)(2) Investment Advisory Agreement between Registrant and Turner Investment Partners, Inc. is incorporated by reference to Exhibit d(4) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

         (d)(3) Amended Schedule A to the Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc. is incorporated by reference to Exhibit d(8) of the Registrant's Post-Effective Amendment No. 30 as filed on August 26, 2002.

         (d)(4) Investment Advisory Agreement between the Registrant and Turner Investment Management LLC, with respect to the Small Cap Equity Fund is incorporated by reference to Exhibit
                    (d)(9) of the Registrant's Post-Effective Amendment No. 23 as filed on March 14, 2002.

         (d)(5) Amended Schedule A to the Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc. is incorporated by reference to Exhibit (d)(10) to the Registrant's Post-Effective Amendment No. 32 as filed on January 28, 2003.

         (e) Distribution Agreement between the Registrant and Constellation Investment Management Distribution, Inc. is incorporated by reference to Exhibit e(1) to the Registrant's Post-Effective Amendment No. 33 as filed on January 27, 2004).

         (f)        Not applicable.

         (g) Custodian Agreement between the Registrant and PFPC Trust Company is incorporated by reference to Exhibit (g) of the Registrant's Post-Effective Amendment No. 32 as filed on January 28, 2003.

         (h)(1) Administration Agreement between the Registrant and Turner Investment Partners, Inc. is incorporated by reference to Exhibit h(1) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

         (h)(2) Sub-Administration Agreement between Turner Investment Partners, Inc. and SEI Investments Mutual Fund Services is incorporated by reference to Exhibit h(2) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

         (h)(3) Transfer Agency Agreement between the Registrant and DST Systems, Inc. is incorporated by reference to Exhibit 9(b) of the Registrant's Registration Statement as filed on January 23, 1998.

         (i)        Opinion and Consent of Counsel to be filed by amendment.

         (j)        Consent of Counsel is filed herewith.

         (k)        Not applicable.

         (l)        Not applicable.

         (m) Rule 12b-1 plan is incorporated by reference to Exhibit (m) of the Registrant's Post-Effective Amendment No. 19 as filed on July 11, 2001.

         (n) Rule 18f-3 plan is incorporated by reference to Exhibit (n) of the Registrant's Post-Effective Amendment No. 19 as filed on July 11, 2001.

         (o)        Not applicable.

         (p)(1) Code of Ethics for the Registrant is incorporated by reference to Exhibit (p)(1) of the Registrant's Post-Effective Amendment No. 16 as filed on March 31, 2000.

         (p)(2) Code of Ethics for Turner Investment Partners Inc. is incorporated by reference to Exhibit (p)(2) of the Registrant's Post-Effective Amendment No. 33 as filed on January 27, 2004.

         (q) Powers of Attorney for Robert E. Turner, Alfred C. Salvato, John T. Wholihan and Janet F. Sansone are incorporated by reference to Exhibit (q) of the Registrant's Post-Effective Amendment No. 23 as filed on March 23, 2002.

Item 23.  Persons Controlled by or under Common Control with Registrant:

See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.

Item 24.  Indemnification:

Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 25.  Business and Other Connections of Investment Advisers:

ADVISERS

TURNER INVESTMENT PARTNERS, INC.

Turner Investment Partners, Inc. ("Turner") is the investment adviser for the Turner Strategic Growth, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Technology, Turner Concentrated Growth, Turner New Enterprise, Turner Large Cap Growth, Turner Small Cap Equity and Turner Core Growth Funds. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act.

----------------------------------- ---------------------------------------------- --------------------------------------
NAME AND POSITION WITH COMPANY      OTHER COMPANY                                  POSITION WITH
                                                                                   OTHER COMPANY
----------------------------------- ---------------------------------------------- --------------------------------------
Thomas R. Trala                     Ascendant Capital Partners                     Managing Member & Chief Financial
CFO, Treasurer                                                                     Officer

                                    ACP Strategic Opportunities Fund II, LLC       Treasurer & Chief Financial Officer

                                    ACP Continuum Return Fund II, LLC              Treasurer & Chief Financial Officer

                                    Turner Investment Management LLC Officer       Managing Member & Chief Financial

                                                                                   Treasurer & Chief Financial Officer
                                    Westlakes Institutional Portfolios
----------------------------------- ---------------------------------------------- --------------------------------------
Mark D. Turner                      None                                           None
Vice Chairman,
Senior Portfolio
Manager
----------------------------------- ---------------------------------------------- --------------------------------------
Robert E. Turner, Jr.               Westlakes Institutional Portfolios             Trustee
Chairman, Chief Investment
Officer - Growth Equities           Episcopal Academy                              Trustee
                                    Merion, PA

                                    Bradley University                             Trustee
                                    Peoria, IL

                                    ACP Strategic Opportunities Fund II, LLC       Director

                                    ACP Continuum Return Fund II, LLC              Director

----------------------------------- ---------------------------------------------- --------------------------------------

Item 26.  Principal Underwriters

Constellation Investment Management Distribution, Inc. also acts as principal underwriter of shares of:

Constellation Funds
ACP Strategic Opportunities Fund II, LLC ACP Continuum Return Fund II, LLC Westlakes Institutional Portfolios, Inc.

Item 27.  Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b);
         (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

                           PFPC Trust Company
                           8800  Tinicum Blvd, 3rd Flr
                           Philadelphia, PA 19153

                (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C)
         and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the
         required books and records are maintained at the offices of Registrant's Administrator and Sub- Administrator:

                           Turner Investment Partners, Inc.
                           1235 Westlakes Drive, Suite 350
                           Berwyn, PA 19312

                           SEI Investments Mutual Funds Services
                           Oaks, Pennsylvania 19456

                (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisers:

                           Turner Investment Partners, Inc.
                           1235 Westlakes Drive, Suite 350
                           Berwyn, Pennsylvania  19312

Item 28. Management Services: All management services contracts are discussed in parts A & B of this Registration Statement.

Item 29.  Undertakings:  None

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 35 ("PEA No. 35") to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Berwyn, Commonwealth of Pennsylvania on the 30th day of November, 2004.

                                  TURNER FUNDS

                                         By: /s/ Peter Golden
                                         --------------------------------------
                                         Peter Golden
                                         Controller and Chief Financial Officer


         Pursuant to the requirements of the 1933 Act, this PEA No. 35 has been signed below by the following persons in the capacities and on the dates indicated.

*                                             Trustee                          November 30, 2004
-----------------------------------
Robert E. Turner

*                                             Trustee                          November 30, 2004
-----------------------------------
Janet F. Sansone

*                                             Trustee and Chairman of the      November 30, 2004
-----------------------------------
Alfred C. Salvato                             Board

*                                             Trustee                          November 30, 2004
-----------------------------------
John T. Wholihan

/s/ Thomas R. Trala                           President and Chief Executive    November 30, 2004
------------------------------------
Thomas R. Trala                               Officer

/s/ Peter Golden                              Controller and Chief Financial   November 30, 2004
-----------------------------------
Peter Golden                                  Officer

*By:     /s/ Peter Golden
         ------------------------------------------------
         Peter Golden
         Attorney-In-Fact (pursuant to Power of Attorney)


                                  EXHIBIT INDEX

         (j)      Consent of Drinker Biddle & Reath LLP